UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05754

MFS HIGH INCOME MUNICIPAL TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
November 30, 2021
MFS®  High Income
Municipal Trust
CXE-ANN

MFS® High Income
Municipal Trust
New York Stock Exchange Symbol: CXE

Contact information	back cover

NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as variants of the virus appear, the effectiveness of vaccines appears to wane over time, and their uneven distribution impacts the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has begun to taper its bond buying, which has pushed up Treasury yields, particularly on the short end of the yield curve. Fiscal stimulus has been abundant as the U.S. Congress passed a $1.9 trillion COVID-19 relief bill in March and a $1.1 trillion infrastructure bill in November. Along with the high levels of government spending, production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation.
Since midyear, global economic growth has moderated, with the spread of the Delta and Omicron variants of the coronavirus and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic’s effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors over time.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
January 14, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure (i)
Top ten industries reflecting equivalent exposure of derivative positions (i)
Healthcare Revenue – Hospitals	30.8%
Healthcare Revenue – Long Term Care	15.9%
Universities – Secondary Schools	10.1%
Miscellaneous Revenue – Other	8.7%
Universities – Colleges	8.4%
General Obligations – Schools	7.9%
General Obligations – General Purpose	7.4%
Airport Revenue	5.9%
Tax - Other	5.5%
Tax - Sales	5.4%
Composition including fixed income credit quality (a)(i)
AAA	1.2%
AA	24.0%
A	37.7%
BBB	32.6%
BB	17.2%
B	4.9%
CCC	0.7%
CC	0.3%
C	0.4%
D	2.3%
Not Rated	37.4%
Cash & Cash Equivalents (Less Liabilities)(b)	(58.7)%
Portfolio facts (i)
Average Duration (d)	9.9
Average Effective Maturity (m)	18.8 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating

Portfolio Composition - continued
agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(b)	Cash & Cash Equivalents (Less Liabilities) includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Liabilities include the value of the aggregate liquidation preference of the remarketable variable rate munifund term preferred shares (RVMTP shares) issued by the fund. Cash & Cash Equivalents (Less Liabilities) is negative due to the aggregate liquidation value of RVMTP shares. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities. Please see Note 8 in the Notes to Financial Statements for more information on the RVMTP shares issued by the fund.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. This calculation is based on net assets applicable to common shares as of November 30, 2021.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity. This calculation is based on gross assets, which consists of net assets applicable to common shares plus the value of preferred shares, as of November 30, 2021.
Percentages are based on net assets applicable to common shares as of November 30, 2021.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended November 30, 2021, common shares of the MFS High Income Municipal Trust (fund) provided a total return of 8.01%, at net asset value and a total return of 8.23%, at market value. This compares with a return of 1.97% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
The performance commentary below is based on the net asset value performance of the fund, which reflects the performance of the underlying pool of assets held by the fund. The total return at market value represents the return earned by owners of the shares of the fund, which are traded publicly on the exchange.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, growth slowed lately as shortages of raw materials, labor, intermediate goods and even energy in some countries, disrupted supply chains.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher late in the period amid higher inflation and on expectations of a tighter Fed but slipped lower as the highly-transmissible Omicron variant began to spread at the end of the period.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Over the past 12 months, municipal assets continued a rally that had begun in the middle of 2020, supported by the rollout of vaccines, massive amounts of monetary and fiscal support, and a strong economic recovery. Tax receipts avoided worst-case scenarios and, across most states, have fully recovered to 2019 levels this year, bolstering municipal budgets. The economic rebound has benefited revenue-based municipal bonds as well, as demand for education, health care, and travel-related services, among others, returned. Federal funds from fiscal aid packages have gone a long way towards stabilizing liquidity, helping issuers bridge revenue gaps as demand recovers. Improving credit metrics and low distress rates are suggestive of, we believe, further improvement in municipal credit fundamentals. Supply/demand has also been

Management Review - continued
supportive for municipal asset prices. Total supply of municipal bond issuance has run at higher levels than the five-year average, however taxable municipal issuance makes up a relatively higher percentage of issuance. Supply of tax-exempt issuance has been lower than the historical average at the same time that investor inflows have been at record levels so far this year. Valuations reflect these positive tailwinds, as spreads have returned to pre-pandemic levels, reducing the attractiveness of taking on excess credit risk. While the recovering economy has benefited credit fundamentals, it has also fueled higher interest rates, a trend we expect to continue due to above-trend levels of growth and inflation. Given tight valuations and our expectations for rates to gradually increase, we believe investors should expect subdued returns for municipal assets in 2022.
Factors Affecting Performance
The fund's asset allocation decisions were a primary driver of relative outperformance versus the Bloomberg Municipal Bond Index. From a credit quality perspective, the fund's out-of-benchmark exposure to both non-rated(r) and “BB” rated bonds, and its greater exposure to “BBB” rated securities, contributed to relative performance. From a sector perspective, the fund's greater exposure to bonds within the health care sector strengthened relative results.
Security selection further aided relative performance over the reporting period. From a sector perspective, bond selection within the health care sector benefited relative results. From a credit quality perspective, favorable bond selection in “A”, “AA” and “BB” rated issuers supported relative returns.
The fund's positioning along the yield curve(y) was another contributor to relative performance.
The fund employs leverage, which has been created through the issuance of variable rate municipal term preferred shares and remarketable variable rate munifund term preferred shares. To the extent that investments are purchased through the use of leverage, the fund’s net asset value may increase or decrease at a greater rate than a comparable unleveraged fund. During the reporting period, the fund’s use of leverage benefited relative performance.
Conversely, the fund's longer duration(d) stance detracted from relative performance as interest rates generally rose over the reporting period.
Respectfully,
Portfolio Manager(s)
Jason Kosty, Gary Lasman, and Geoffrey Schechter
Note to Shareholders: Effective March 31, 2021, Jason Kosty was added as a Portfolio Manager of the fund.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the

Management Review - continued
lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 11/30/21
The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value and market value, including reinvestment of fund distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares.
Growth of a Hypothetical $10,000 Investment
Average Annual Total Returns through 11/30/21
	Inception Date	1-yr	5-yr	10-yr
Market Value (r)	2/17/89	8.23%	6.37%	6.02%
Net Asset Value (r)	2/17/89	8.01%	6.10%	7.33%
Comparative benchmark(s)

Bloomberg Municipal Bond Index (f)	1.97%	4.38%	3.90%

(f)	Source: FactSet Research Systems Inc.
(r)	Includes reinvestment of all distributions. Market value references New York Stock Exchange Price.
Benchmark Definition(s)
Bloomberg Municipal Bond Index(a) – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's

Performance Summary  - continued
licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
The fund’s shares may trade at a discount or premium to net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s concurrent liquidation.
The fund’s monthly distributions may include a return of capital to shareholders to the extent that distributions are in excess of the fund’s net investment income and net capital gains, determined in accordance with federal income tax regulations. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder’s basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. Returns of shareholder capital may have the effect of reducing the fund’s assets and increasing the fund’s expense ratio.
Net asset values and performance results based on net asset value per share do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Statement of Assets and Liabilities or the Financial Highlights.
A portion of the fund’s monthly distributions may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Investment Objective, Principal Investment Strategies and Principal Risks
Investment Objective
The fund’s investment objective is to seek high current income exempt from federal income tax, but may also consider capital appreciation. The fund’s objective may be changed without shareholder approval.
Principal Investment Strategies
The fund invests, under normal market conditions, at least 80% of its net assets, including assets attributable to preferred shares and borrowings for investment purposes, in tax-exempt bonds and tax-exempt notes. This policy may not be changed without shareholder approval. Tax-exempt bonds and tax-exempt notes are municipal instruments, the interest of which is exempt from federal income tax. Interest from the fund’s investments may be subject to the federal alternative minimum tax.
MFS (Massachusetts Financial Services Company, the fund's investment adviser) may invest 25% or more of the fund’s total assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water, or sewers. Although MFS seeks to invest the funds' assets in municipal instruments whose interest is exempt from federal personal income tax, MFS may also invest in taxable instruments, including derivatives.
MFS may invest up to 100% of the fund’s assets in below investment grade quality debt instruments.
MFS may invest a significant percentage of the fund's assets in issuers in a single state, territory, or possession, or a small number of states, territories, or possessions.
While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments.
MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of the issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality and terms, any underlying assets and their credit quality, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer or instrument. ESG factors considered may include, but are not limited to, an issuer's governance structure and practices, social issues such as health and safety considerations, and environmental issues such as climate change impact, energy sources, and water and waste management. Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features may also be considered. In structuring the fund, MFS also considers top-down factors, including sector allocations, yield curve positioning, duration, macroeconomic factors, and risk management factors.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
The fund uses leverage through the issuance of preferred shares and/or the creation of tender option bonds, and then investing the proceeds pursuant to its investment strategies. If approved by the fund’s Board of Trustees, the fund may use leverage by other methods.
MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies.
In response to market, economic, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes.
Principal Investment Types
The principal investment types in which the fund may invest are:
Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed, or other instruments believed to have debt-like characteristics. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Debt instruments generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions. During certain market conditions, debt instruments in some or many segments of the debt market can trade at a negative interest rate (i.e., the price to purchase the debt instrument is more than the present value of expected interest payments and principal due at the maturity of the instrument). Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed securities and other securitized instruments, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.
Municipal Instruments: Municipal instruments are issued by or for states, territories, or possessions of the United States or by their political subdivisions, agencies, authorities, or other government entities, to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal instruments include general obligation bonds of municipalities, state or local governments, project or revenue-specific bonds, municipal lease obligations, and prerefunded or escrowed bonds. Municipal instruments may be fully or partially supported by the state or local governments, by the credit of a private issuer, by the current or anticipated revenues from a specific project or assets, by the issuer’s pledge to make annual appropriations for lease payments, or by domestic or foreign entities providing credit support, such as insurance, letters of credit, or guarantees. Many municipal instruments are supported by insurance, which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument.
Tender Option Bonds: Tender option bonds are created when municipal instruments are transferred to a special purpose trust which issues two classes of certificates. The first class, commonly called floating rate certificates, pays an interest rate that is typically reset weekly based on a specified index. Each holder of a floating rate certificate has the option at specified times, and/or may be required under specified circumstances, to tender its certificate to the issuer or a specified third party acting as

Investment Objective, Principal Investment Strategies and Principal Risks - continued
agent for the issuer for purchase at the stated amount of the certificate plus accrued interest. The second class, commonly called inverse floaters, pays an interest rate based on the difference between the interest rate earned on the underlying municipal instruments and the interest rate paid on the floating rate certificates after expenses.
Derivatives: Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, inverse floating rate instruments, swaps, and certain complex structured securities.
Principal Risks
The yield and share price of the fund will change daily based on changes in interest rates and market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The significance of any specific risk to an investment in the fund will vary over time depending on the composition of the fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the fund.
The principal risks of investing in the fund are:
Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. In addition, MFS or the fund's other service providers may experience disruptions or operating errors that could negatively impact the fund.
Debt Market Risk: Debt markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets, or debt markets generally. Certain changes or events, such as political, social, or economic developments, including increasing and negative interest rates or the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural disasters; outbreaks of pandemic and epidemic diseases; terrorist attacks; war; and other geopolitical changes or events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or a segment of a debt market.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
Interest Rate Risk: The price of a debt instrument typically changes in response to interest rate changes. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, general economic and market conditions, and other factors. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. The current period of historically low interest rates may heighten the risks associated with rising interest rates because there may be a greater likelihood of interest rates increasing and interest rates may increase rapidly. Interest rate risk is generally greater for fixed-rate instruments than floating-rate instruments and for instruments with longer maturities, or that do not pay current interest. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. The price of an instrument trading at a negative interest rate responds to interest rate changes like other debt instruments; however, an instrument purchased at a negative interest rate is expected to produce a negative return if held to maturity. To the extent the fund invests in fixed-rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the fund's share price, especially if the instrument has a longer maturity.
Credit Risk: The price of a debt instrument depends, in part, on the issuer's or borrower's credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest, if the instrument's credit rating is downgraded by a credit rating agency, or based on other changes in, or perceptions of, the financial condition of the issuer or borrower. For certain types of instruments, including derivatives, the price of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including securitized instruments and some municipal instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult.
Below investment grade quality debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Below investment grade quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for below investment grade quality debt instruments can be less liquid, especially during periods of recession or general market decline.
The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to

Investment Objective, Principal Investment Strategies and Principal Risks - continued
approve any appropriations necessary to support the municipal instrument. In addition, the price of a municipal instrument also depends on its credit quality and ability to meet the credit support obligations of any insurer or other entity providing credit support to a municipal instrument.
Municipal Risk: The price of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, market and economic conditions and developments, issuer, industry-specific and other conditions, including as the result of events that cannot be reasonably anticipated or controlled such as social conflict or unrest, labor disruption and natural disasters. Municipal instruments can be less liquid than other types of investments and there may be less publicly available information about the issuers of municipal instruments compared to other issuers. If the Internal Revenue Service or a state taxing authority determines that an issuer of a municipal instrument has not complied with applicable tax requirements, interest from the instrument could become taxable (including retroactively) and the instrument could decline significantly in price. Because many municipal instruments are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can significantly affect the fund and the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.
Municipal instruments may be more susceptible to downgrades or defaults during economic downturns or similar periods of economic stress, which in turn could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and may adversely impact the value of its bonds, which could negatively impact the performance of the fund. Factors contributing to the economic stress on municipal issuers may include an increase in expenses associated with combatting the COVID-19 pandemic and a decrease in revenues supporting the issuer's bonds due to factors such as lower sales tax revenue as a result of decreased consumer spending, lower income tax revenue due to higher unemployment, and a decrease in the value of collateral backing revenue bonds due to closures and/or curtailment of services and/or changes in consumer behavior. In light of the uncertainty surrounding the magnitude, duration, reach, costs and effects of the COVID-19 pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, it is difficult to predict the level of financial stress and duration of such stress municipal issuers may experience.
Focus Risk: The fund’s performance will be closely tied to the issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions in the states, territories, and possessions of the United States in which the fund's assets are invested. These conditions include constitutional or statutory limits on an issuer's ability to raise revenues or increase taxes, anticipated or actual budget deficits or other financial difficulties, or changes in the credit quality of municipal issuers in such states, territories, and possessions. If MFS invests a significant percentage of the fund's assets in a single state, territory, or possession, or a small number of states, territories, or possessions, these conditions will have a significant impact on the fund's performance and the fund's performance may be more volatile

Investment Objective, Principal Investment Strategies and Principal Risks - continued
than the performance of more geographically-diversified funds. A prolonged increase in unemployment or a significant decline in the local and/or national economies, such as the increase in unemployment and economic downturn caused by the COVID-19 pandemic and the costs associated with combatting this pandemic, could result in decreased tax revenues.
Prepayment/Extension Risk: Many types of debt instruments, including mortgage-backed securities, securitized instruments, certain corporate bonds, and municipal housing bonds, and certain derivatives, are subject to the risk of prepayment and/or extension. Prepayment occurs when unscheduled payments of principal are made or the instrument is called or redeemed prior to an instrument’s maturity. When interest rates decline, the instrument is called, or for other reasons, these debt instruments may be repaid more quickly than expected. As a result, the holder of the debt instrument may not be able to reinvest the proceeds at the same interest rate or on the same terms, reducing the potential for gain. When interest rates increase or for other reasons, these debt instruments may be repaid more slowly than expected, increasing the potential for loss. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.
Leveraging Risk: If the fund utilizes investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. The use of leverage is a speculative investment technique that results in greater volatility in the fund’s net asset value. To the extent that investments are purchased with the proceeds from the borrowings from a bank, the issuance of preferred shares, or the creation of tender option bonds, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. If the investment income or gains earned from the investments purchased with the proceeds from the borrowings from a bank, the issuance of preferred shares, or the creation of tender option bonds, fails to cover the expenses of leveraging, the fund’s net asset value is likely to decrease more quickly than if the fund weren’t leveraged. In addition, the fund’s distributions could be reduced. The fund is currently required under the Investment Company Act of 1940 (the “1940 Act”) to maintain asset coverage of 200% on outstanding preferred shares and 300% on outstanding indebtedness. The fund may be required to sell a portion of its investments at a time when it may be disadvantageous to do so in order to redeem preferred shares or to reduce outstanding indebtedness to comply with asset coverage or other restrictions including those imposed by the 1940 Act and the rating agencies that rate the preferred shares. The expenses of leveraging are paid by the holders of common shares. Borrowings from a bank or preferred shares may have a stated maturity. If this leverage is not extended prior to maturity or replaced with the same or a different form of leverage, distributions to common shareholders may be decreased.
Certain transactions and investment strategies can result in leverage. Because movements in a fund’s share price generally correlate over time with the fund’s net asset value, the market price of a leveraged fund will also tend to be more volatile than that of a comparable unleveraged fund. The costs of an offering of preferred shares and/or borrowing program would be borne by shareholders.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
Under the terms of any loan agreement or of a purchase agreement between the fund and the investor in the preferred shares, as the case may be, the fund may be required to, among other things, limit its ability to pay distributions in certain circumstances, incur additional debts, engage in certain transactions, and pledge some or all of its assets. Such agreements could limit the fund’s ability to pursue its investment strategies. The terms of any loan agreement or purchase agreement could be more or less restrictive than those described.
Under guidelines generally required by a rating agency providing a rating for any preferred shares, the fund may be required to, among other things, maintain certain asset coverage requirements, restrict certain investments and practices, and adopt certain redemption requirements relating to preferred shares. Such guidelines or the terms of a purchase agreement between a fund and the investor in the preferred shares could limit the fund’s ability to pursue its investment strategies. The guidelines imposed with respect to preferred shares by a rating agency or an investor in the preferred shares could be more or less restrictive than those described.
In addition, the management fee paid to the Adviser is calculated based on net assets, including assets applicable to preferred shares, so the fee will be higher when leverage through the issuance of preferred shares is utilized, which may create an incentive for the Adviser to use leverage through the issuance of preferred shares.
Tender Option Bond Risk: The underlying municipal instruments held by the special purpose trust are sold or distributed in-kind by the trustee if specified events occur, such as a downgrade in the rating of the underlying municipal instruments, a specified decline in the value of the underlying municipal instruments, a failed remarketing of the floating rate certificates, the bankruptcy of the issuer of the underlying municipal instruments and, if the municipal instruments are insured, of both the issuer and the insurer, and the failure of the liquidity provider to pay in accordance with the trust agreement. In the event the trustee sells or distributes in-kind the underlying municipal instruments to pay amounts owed to the floating rate certificate holders, with the remaining amount paid to the inverse floater holders, the fund’s leverage will be reduced.
Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the fund. If the value of a derivative does not change as expected relative to the value of the market or other indicator to which the derivative is intended to provide exposure, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.
Market Discount/Premium Risk: The market price of Common shares of the fund will be based on factors such as the supply and demand for Common shares in the market and general market, economic, industry, political or regulatory conditions. Whether shareholders will realize gains or losses upon the sale of Common shares of

Investment Objective, Principal Investment Strategies and Principal Risks - continued
the fund will depend on the market price of Common shares at the time of the sale, not on the fund’s net asset value. The market price may be lower or higher than the fund’s net asset value. Shares of closed-end funds frequently trade at a discount to their net asset value.
Anti-Takeover Provisions Risk: The fund’s declaration of trust includes provisions that could limit the ability of other persons or entities to acquire control of the fund, to convert the fund to an open-end fund, or to change the composition of the fund’s Board of Trustees. These provisions could reduce the opportunities for shareholders to sell their Common shares at a premium over the then-current market price.
Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, including clearing organizations, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction. If a counterparty or third party fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the fund could miss investment opportunities, lose value on its investments, or otherwise hold investments it would prefer to sell, resulting in losses for the fund.
Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. At times, all or a significant portion of a market may not have an active trading market. Without an active trading market, it may be difficult to value, and it may not be possible to sell, these investments and the fund could miss other investment opportunities and hold investments it would prefer to sell, resulting in losses for the fund. In addition, the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs, which could result in dilution of remaining investors' interests in the fund. The prices of illiquid securities may be more volatile than more liquid investments.
Defensive Investing Risk: When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.
Frequent Trading Risk: Frequent trading increases transaction costs, which may reduce the Fund's return. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-advantaged or tax-exempt vehicle.
Investment Restrictions
The Fund has adopted the following policies which cannot be changed without the approval of the holders of a majority of its shares as defined currently in the 1940 Act to be the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding

Investment Objective, Principal Investment Strategies and Principal Risks - continued
voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities (“Majority Shareholder Vote”). Except for fundamental investment restriction (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.
The Fund may not:
(1)	borrow money except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.
(2)	underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.
(3)	issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.
(4)	make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.
(5)	purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contacts (excluding currencies and any type of option, Futures Contracts and Forward Contracts or other derivative instruments whose value is related to commodities or other commodity contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.
(6)	purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.
For purposes of fundamental investment restriction (6), investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.
For purposes of fundamental investment restriction (6), investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
For purposes of fundamental investment restriction (6), MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

Effects of Leverage
The following table is furnished in response to requirements of the Securities and Exchange Commission (the “SEC”). It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the Investment Company Act of 1940 (the “1940 Act”), on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. The table below assumes the fund’s continued use of leverage through Preferred Shares issued and outstanding (currently RVMTP shares) (“leverage”), as applicable, as of November 30, 2021, as a percentage of total assets (including assets attributable to such leverage), the estimated annual effective Preferred Share dividend rate (based on market conditions and other factors as of November 30, 2021), and the annual return that the fund’s portfolio would need to experience (net of expenses) in order to cover such costs. The information below does not reflect the fund’s possible use of certain other forms of economic leverage through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, if any.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the fund. Your actual returns may be greater or less than those appearing below. In addition, the actual dividend rate payable on the Preferred Shares may vary frequently and may be significantly higher or lower than the rate used for the example below.
RVMTP Shares as a Percentage of Total Assets (Including Assets Attributable to Leverage)					36.52%
Estimated Annual Effective RVMTP Shares Dividend Rate					1.00%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective RVMTP Shares Dividend Rate					0.37%
Assumed Return on Portfolio (Net of Expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%
Corresponding Return to Common Shareholder	-16.33%	-8.45%	-0.58%	7.30%	15.18%
The table reflects hypothetical performance of the fund’s portfolio and not the actual performance of the fund’s common shares, the value of which is determined by market forces and other factors.
Should the fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the fund and invested in accordance with the fund’s investment objectives and policies. The fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

Portfolio Managers' Profiles
Portfolio Manager	Primary Role	Since	Title and Five Year History
Jason Kosty	Portfolio Manager	March 2021	Investment Officer of MFS; employed in the investment management area of MFS since 2014.
Gary Lasman	Portfolio Manager	2007	Investment Officer of MFS; employed in the investment management area of MFS since 2002.
Geoffrey Schechter	Portfolio Manager	2007	Investment Officer of MFS; employed in the investment management area of MFS since 1993.
The following information in this annual report is a summary of certain changes since November 30, 2020. This information may not reflect all of the changes that have occurred since you purchased this fund.
Effective March 31, 2021, Jason Kosty was added as a Portfolio Manager of the fund.

Dividend Reinvestment And Cash Purchase Plan
The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, the fund will issue shares at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. Computershare Trust Company, N.A. (the Transfer Agent for the fund) (the “Plan Agent”) will purchase shares under the Plan on the 15th of January, April, July, and October or shortly thereafter. You may obtain a copy of the Plan by contacting the Plan Agent at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by visiting the Plan Agent's Web site at www.computershare.com/investor.
If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. The tax status of dividends and capital gain distributions does not change whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.
If your shares are held directly with the Plan Agent, you may withdraw from the Plan at any time by contacting the Plan Agent. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.
If you have any questions, contact the Plan Agent by calling 1-800-637-2304, visit the Plan Agent’s Web site at www.computershare.com/investor, or by writing to the Plan Agent at P.O. Box 505005, Louisville, KY 40233-5005.

Portfolio of Investments
11/30/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.
Issuer	Shares/Par	Value ($)
Municipal Bonds - 156.6%
Alabama - 2.0%
Birmingham, AL, Airport Authority Rev., BAM, 4%, 7/01/2040	$70,000	$ 82,516
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.5%, 6/01/2030	105,000	111,869
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/2035	115,000	122,139
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/2045	155,000	162,167
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 6%, 6/01/2050	165,000	173,741
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2026	130,000	112,436
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2029	185,000	131,371
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2034	260,000	130,053
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2035	500,000	234,192
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2023	140,000	152,089
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 4.5%, 5/01/2032 (n)	585,270	630,803
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 5.25%, 5/01/2044 (n)	600,000	692,990
University of South Alabama, Facilities Rev., “A”, BAM, 5%, 4/01/2044	305,000	374,435
University of South Alabama, Facilities Rev., “A”, BAM, 5%, 4/01/2049	190,000	231,913
		$3,342,714
Alaska - 0.3%
Northern Alaska Tobacco Securitization Corp., Tobacco Settlement Asset-Backed, Capital Appreciation, “B2”, 0%, 6/01/2066	$2,510,000	$ 543,087

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - 4.2%
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), 4%, 7/01/2029 (n)	$25,000	$ 27,429
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), 5%, 7/01/2039 (n)	40,000	46,655
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), 5%, 7/01/2049 (n)	65,000	74,609
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), 5%, 7/01/2054 (n)	90,000	102,908
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2038	25,000	29,530
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2048	55,000	64,118
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2052	70,000	81,387
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “B”, 5.5%, 7/01/2038 (n)	55,000	63,165
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “B”, 5.625%, 7/01/2048 (n)	110,000	125,570
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “B”, 5.75%, 7/01/2053 (n)	175,000	200,356
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2037 (n)	25,000	29,042
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2047 (n)	40,000	45,941
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2051 (n)	105,000	120,299
Arizona Industrial Development Authority Education Rev. (Somerset Academy of Las Vegas - Aliante & Skye Canyon Campus Projects), “A”, 3%, 12/15/2031 (n)	25,000	26,296
Arizona Industrial Development Authority Education Rev. (Somerset Academy of Las Vegas - Aliante & Skye Canyon Campus Projects), “A”, 4%, 12/15/2041 (n)	30,000	32,891
Arizona Industrial Development Authority Education Rev. (Somerset Academy of Las Vegas - Aliante & Skye Canyon Campus Projects), “A”, 4%, 12/15/2051 (n)	40,000	43,253
Arizona Industrial Development Authority Education Rev. (Somerset Academy of Las Vegas - Lone Mountain Campus), “A”, 3.75%, 12/15/2029 (n)	25,000	27,253
Arizona Industrial Development Authority Education Rev. (Somerset Academy of Las Vegas - Lone Mountain Campus), “A”, 5%, 12/15/2039 (n)	15,000	17,225

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Arizona Industrial Development Authority Education Rev. (Somerset Academy of Las Vegas - Lone Mountain Campus), “A”, 5%, 12/15/2049 (n)	$30,000	$ 33,962
Glendale, AZ, Industrial Development Authority Refunding Rev. (Terraces of Phoenix Project), “A”, 5%, 7/01/2048	70,000	74,275
Glendale, AZ, Industrial Development Authority Senior Living Rev. (Royal Oaks - Inspirata Pointe Project), “A”, 5%, 5/15/2056	310,000	348,395
La Paz County, AZ, Industrial Development Authority Education Facility Lease Rev. (Charter School Solutions-Harmony Public Schools Project), “A”, 5%, 2/15/2048	100,000	115,565
Phoenix, AZ, Industrial Development Authority Rev. (Guam Facilities Foundation, Inc.), 5.125%, 2/01/2034	435,000	447,292
Phoenix, AZ, Industrial Development Authority Rev. (Guam Facilities Foundation, Inc.), 5.375%, 2/01/2041	280,000	289,371
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035 (n)	125,000	138,763
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035 (n)	45,000	49,955
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2045 (n)	205,000	225,846
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2046 (n)	110,000	121,146
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2034	445,000	481,532
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2044	280,000	301,275
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 6.5%, 7/01/2034 (n)	145,000	165,105
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2035 (n)	195,000	211,873
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 6.75%, 7/01/2044 (n)	235,000	266,720
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2045 (n)	215,000	230,548
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2042	100,000	117,735
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 4.75%, 6/15/2037 (n)	210,000	214,993

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2047 (n)	$165,000	$ 169,144
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 4%, 6/15/2051 (n)(w)	435,000	446,950
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2052 (n)	115,000	117,888
Yavapai County, AZ, Industrial Development Authority Rev. (Waste Management, Inc.), 1.3%, 6/01/2027	1,340,000	1,342,128
		$7,068,388
Arkansas - 0.5%
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4%, 7/01/2028	$40,000	$ 41,422
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4.5%, 7/01/2033	80,000	83,044
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4.5%, 7/01/2039	10,000	10,343
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2044	245,000	303,812
Arkansas Development Finance Authority, Healthcare Facilities Rev. (Carti Surgery Center Project), “B”, 3.5%, 7/01/2046	30,000	30,269
Arkansas Development Finance Authority, Hospital Rev. (Washington Regional Medical Center), “A”, 5%, 2/01/2035	40,000	44,326
Arkansas Development Finance Authority, Hospital Rev. (Washington Regional Medical Center), “C”, 5%, 2/01/2033	60,000	66,666
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AAC, 0%, 7/01/2046	610,000	295,251
		$875,133
California - 12.1%
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2031	$350,000	$ 304,336
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2032	355,000	302,238
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2033	715,000	595,894
California Community Housing Agency, Essential Housing Rev. (Aster), “A-1”, 4%, 2/01/2056 (n)	460,000	483,717
California Community Housing Agency, Essential Housing Rev. (Fountains at Emerald Park), “A-2”, 4%, 8/01/2046 (n)	100,000	101,036

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Health Facilities Financing Authority Rev., (Cedars-Sinai Health System), “A”, 4%, 8/15/2048 (w)	$1,695,000	$ 2,010,174
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/2034	155,000	236,830
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2042	110,000	131,591
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2035	45,000	49,324
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2036	115,000	134,745
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2041	105,000	122,674
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2047	15,000	17,368
California Municipal Finance Authority Rev. (William Jessup University), 5%, 8/01/2039	150,000	168,107
California Municipal Finance Authority, Charter School Lease Rev. (Palmdale Aerospace Academy Project), “A”, 3.875%, 7/01/2028 (n)	90,000	97,452
California Municipal Finance Authority, Charter School Lease Rev. (Palmdale Aerospace Academy Project), “A”, 5%, 7/01/2049 (n)	100,000	115,936
California Municipal Finance Authority, Multi-Family Housing Rev. (CityView Apartments), “A”, 4%, 11/01/2036 (n)	100,000	110,412
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis II LLC - Orchard Park Student Housing Project), BAM, 4%, 5/15/2040	70,000	82,685
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (CalPlant I Project), 8%, 7/01/2039 (a)(d)(z)	460,000	276,000
California Pollution Control Financing Authority, Solid Waste Disposal Subordinate Rev. (CalPlant I Project), 7.5%, 12/01/2039 (a)(d)(z)	630,000	31,500
California Public Finance Authority, Senior Living Rev. (Enso Village Project), “A”, 5%, 11/15/2036 (n)	45,000	52,877
California Public Finance Authority, Senior Living Rev. (Enso Village Project), “B-1”, 3.125%, 5/15/2029 (n)	90,000	91,202
California Public Finance Authority, Senior Living Rev. (Enso Village Project), “B-2”, 2.375%, 11/15/2028 (n)	60,000	60,639
California Public Finance Authority, Senior Living Rev. (Enso Village Project), “B-3”, 2.125%, 11/15/2027 (n)	95,000	95,836
California Public Works Board Lease Rev. (Various Capital Projects), “A”, 5%, 8/01/2035 (w)	690,000	897,854
California Public Works Board Lease Rev., Department of Corrections and Rehabilitation (Various Correctional Facilities), “A”, 5%, 9/01/2033	1,290,000	1,444,143

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2030 (n)	$45,000	$ 50,770
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2045 (n)	130,000	144,893
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 5.875%, 10/01/2044	150,000	164,608
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 6.125%, 11/01/2033	100,000	109,590
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5%, 11/01/2041 (n)	115,000	134,781
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.625%, 11/01/2033	125,000	135,012
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2034	225,000	254,202
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2044	465,000	524,458
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2056 (n)	290,000	333,673
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2049 (n)	185,000	200,239
California Statewide Communities Development Authority, Essential Housing Rev. (City of Orange Portfolio), “B”, 4%, 3/01/2057 (n)	105,000	106,212
California Statewide Communities Development Authority, Essential Housing Rev. (Oceanaire-Long Beach), “A-2”, 4%, 9/01/2056 (n)	210,000	220,371
California Statewide Communities Development Authority, Essential Housing Rev. (Pasadena Portfolio), “A-1”, 2.65%, 12/01/2046 (n)	415,000	387,496
California Statewide Communities Development Authority, Essential Housing Rev. (Renaissance at City Center), “A”, 5%, 7/01/2051 (n)	113,826	128,112
CMFA Special Finance Agency, Essential Housing Rev. (Solana at Grand), “A-1”, 4%, 8/01/2056 (n)	135,000	141,907
Downey, CA, Unified School District (Election of 2014), “B”, 4%, 8/01/2041	1,990,000	2,319,767
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 3.5%, 6/01/2036	90,000	90,920

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 5.25%, 6/01/2047	$175,000	$ 179,050
Hastings Campus Housing Finance Authority Rev., “A”, 5%, 7/01/2061 (n)	580,000	671,446
Hastings Campus Housing Finance Authority Rev., Convertible Capital Appreciation, “B”, 0% to 7/01/2035, 6.75% to 7/01/2061 (n)	590,000	360,196
Hawthorne, CA, School District (Election of 2018), “A”, BAM, 4%, 8/01/2047	895,000	1,024,064
Inland Valley, CA, Development Successor Agency Tax Allocation, “A”, AGM, 5%, 9/01/2044	260,000	284,237
Jurupa, CA, Public Financing Authority, Special Tax Rev., “A”, 5%, 9/01/2042	215,000	238,980
La Verne, CA, Brethren Hillcrest Homes, COP, 5%, 5/15/2036 (Prerefunded 5/15/2022)	65,000	67,057
Long Beach, CA, Marina Rev. (Alamitos Bay Marina Project), 5%, 5/15/2035	40,000	44,220
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro, Inc. Project), “A”, CALHF, 5%, 11/15/2034	50,000	51,919
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro, Inc. Project), “A”, CALHF, 5%, 11/15/2044	80,000	82,960
Morongo Band of Mission Indians California Rev., “A”, 5%, 10/01/2042 (n)	180,000	213,176
Morongo Band of Mission Indians California Rev., “B”, 5%, 10/01/2042 (n)	195,000	230,940
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2056 (w)	650,000	811,722
San Diego, CA, Redevelopment Agency, Tax Allocation Rev., Capital Appreciation, AGM, 0%, 9/01/2022	1,910,000	1,907,269
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 1/01/2047	255,000	310,501
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Redevelopment Project), “A”, 5%, 8/01/2043	35,000	38,821
Transbay Joint Powers Authority, CA, Senior Tax Allocation, “A”, 5%, 10/01/2049	95,000	118,527
Whittier, CA, Health Facility Rev. (PIH Health), 5%, 6/01/2044	430,000	471,910
		$20,568,576

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - 7.5%
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2030	$18,000	$ 20,658
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2050	76,000	94,359
Colorado Educational & Cultural Facilities Authority Rev. (Classical Academy Project), 5%, 12/01/2031	85,000	93,644
Colorado Educational & Cultural Facilities Authority Rev. (Classical Academy Project), “A”, 5%, 12/01/2038	95,000	104,132
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2030	50,000	54,881
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2034	50,000	54,664
Colorado Educational & Cultural Facilities Authority, Charter School Refunding and Improvement Rev. (American Academy Project), 5%, 12/01/2055	1,200,000	1,493,636
Colorado Educational & Cultural Facilities Authority, Charter School Refunding and Improvement Rev. (Prospect Ridge Academy Project), “A”, 5%, 3/15/2055	570,000	698,353
Colorado Educational & Cultural Facilities Authority, Charter School Refunding and Improvement Rev. (Thomas MacLaren State Charter School Project), “A”, 5%, 6/01/2050	230,000	284,079
Colorado Educational & Cultural Facilities Authority, Charter School Rev. (Aspen View Academy Project), 4%, 5/01/2061	55,000	60,083
Colorado Educational & Cultural Facilities Authority, Charter School Rev. (New Summit Charter Academy Project), “A”, 4%, 7/01/2061 (n)	100,000	105,792
Colorado Health Facilities Authority Rev. (American Baptist Homes), 8%, 8/01/2043	250,000	264,544
Colorado Health Facilities Authority Rev. (Christian Living Neighborhoods), 4%, 1/01/2042	110,000	120,248
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-2”, 4%, 8/01/2044	175,000	201,021
Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan Society), 5.625%, 6/01/2043 (Prerefunded 6/01/2023)	130,000	140,466
Colorado Health Facilities Authority, Hospital Rev. (AdventHealth Obligated Group), “A”, 4%, 11/15/2038	2,975,000	3,533,804
Denver, CO, Broadway Station Metropolitan District No. 2, “A”, 5.125%, 12/01/2048	500,000	538,167
Denver, CO, City & County Airport Systems Rev., “A”, 5%, 11/15/2028 (Prerefunded 11/15/2022)	205,000	214,097
Denver, CO, City & County Airport Systems Rev., “C”, ETM, 6.125%, 11/15/2025	2,280,000	2,561,753

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2035	$80,000	$ 92,173
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2036	50,000	57,376
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2040	135,000	154,260
Denver, CO, Health & Hospital Authority Rev. (550 Acoma, Inc.), COP, 5%, 12/01/2048	100,000	120,128
Denver, CO, Health & Hospital Authority Rev., “A”, 4%, 12/01/2040	255,000	295,235
Denver, CO, Health & Hospital Authority Rev., “A”, 5.25%, 12/01/2045	125,000	133,962
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NPFG, 5%, 12/01/2045	475,000	536,035
State of Colorado (Building Excellent Schools Today), “S”, COP, 4%, 3/15/2046 (w)	650,000	769,311
		$12,796,861
Connecticut - 0.8%
Connecticut Health & Educational Facilities Authority Rev. (Griffin Hospital), “G-1”, 5%, 7/01/2050 (n)	$150,000	$ 178,945
Mohegan Tribal Finance Authority, CT, Economic Development Bonds, 7%, 2/01/2045 (n)	1,090,000	1,142,308
		$1,321,253
Delaware - 0.4%
Delaware Health Facilities Authority Rev. (Beebe Medical Center Project), 5%, 6/01/2043	$230,000	$ 276,735
Delaware Health Facilities Authority Rev. (Beebe Medical Center Project), 5%, 6/01/2048	115,000	137,482
Kent County, DE, Student Housing and Dining Facility Rev. (CHF-Dover LLC-Delaware State University Project), “A”, 5%, 7/01/2048	110,000	122,920
Kent County, DE, Student Housing and Dining Facility Rev. (CHF-Dover LLC-Delaware State University Project), “A”, 5%, 7/01/2058	120,000	133,387
		$670,524

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
District of Columbia - 1.6%
District of Columbia Rev. (Rocketship D.C.), “A”, 5%, 6/01/2039 (n)	$250,000	$ 284,947
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2030	175,000	180,196
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2035	850,000	875,235
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2045	985,000	1,014,243
Metropolitan Washington, D.C., Airport Authority, Toll Road Subordinate Lien Refunding Rev. (Dulles Metrorail and Capital Improvement Project), “B”, AGM, 4%, 10/01/2053	320,000	364,601
		$2,719,222
Florida - 8.0%
Arborwood Community Development District, FL, Capital Improvement Refunding Rev. (Subordinate Lien), “A-2”, 5%, 5/01/2036	$130,000	$ 144,296
Bellalago, FL, Educational Facilities Benefit District Capital Improvement Refunding Rev., 4.375%, 5/01/2030	105,000	114,328
Bellalago, FL, Educational Facilities Benefit District Capital Improvement Refunding Rev., 4.5%, 5/01/2033	50,000	54,561
Bellalago, FL, Educational Facilities Benefit District Capital Improvement Refunding Rev., 4.6%, 5/01/2034	75,000	81,974
Capital Region Community Development District, FL, Capital Improvement Rev., “A-1”, 5.125%, 5/01/2039	185,000	202,855
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 8.125%, 5/15/2044 (a)(d)(z)	610,000	414,800
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 6.5%, 5/15/2049 (a)(d)(z)	100,000	68,000
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2035	170,000	193,180
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2046	235,000	265,744
Florida Capital Trust Agency, Educational Facilities Rev. (Florida Charter Educational Foundation, Inc. Project), “A”, 5.375%, 6/15/2048 (n)	140,000	154,699
Florida Capital Trust Agency, Educational Facilities Rev. (Renaissance Charter School, Inc. Project), “A”, 5%, 6/15/2039 (n)	155,000	169,361

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Florida Capital Trust Agency, Educational Facilities Rev. (Renaissance Charter School, Inc. Project), “A”, 5%, 6/15/2049 (n)	$610,000	$ 659,706
Florida Development Finance Corp. Educational Facilities Rev. (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Project), “A”, 4%, 7/01/2051 (n)	100,000	106,554
Florida Development Finance Corp. Educational Facilities Rev. (Florida Charter Educational Foundation, Inc. Project), “A”, 6.375%, 6/15/2046 (n)	175,000	201,878
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 6/15/2032 (n)	140,000	142,705
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6.125%, 6/15/2043 (n)	295,000	300,067
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 8.5%, 6/15/2044 (Prerefunded 6/15/2023)	555,000	622,899
Florida Development Finance Corp. Educational Facilities Rev. (River City Science Academy Projects), “A”, 4%, 7/01/2055	40,000	43,183
Florida Development Finance Corp. Educational Facilities Rev. (Southwest Charter Foundation, Inc. Project), “A”, 6%, 6/15/2037 (n)	100,000	108,602
Florida Development Finance Corp. Educational Facilities Rev. (Southwest Charter Foundation, Inc. Project), “A”, 6.125%, 6/15/2047 (n)	200,000	215,158
Florida Development Finance Corp. Senior Living Rev. (Glenridge on Palmer Ranch Project), 5%, 6/01/2051 (n)	400,000	455,260
Florida Development Finance Corp. Senior Living Rev. (Mayflower Retirement Community Project), “A”, 4%, 6/01/2055 (n)	295,000	323,842
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 4.5%, 6/01/2033 (n)	100,000	115,775
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 4.75%, 6/01/2038 (n)	100,000	115,885
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 5%, 6/01/2048 (n)	110,000	126,968
Jacksonville, FL, Educational Facilities Rev. (Jacksonville University Project), “B”, 5%, 6/01/2053 (n)	115,000	132,366
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.25%, 5/01/2025	80,000	83,506
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2035	100,000	106,969
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2045	110,000	116,610

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood National and Polo Run Projects), 5.375%, 5/01/2047	$165,000	$ 184,461
Marshall Creek, FL, Community Development District Rev. (St. John's County), “A”, 5%, 5/01/2032	100,000	106,117
Martin County, FL, Health Facilities Authority Hospital Rev. (Cleveland Clinic Health System), “A”, 4%, 1/01/2046	280,000	322,656
Miami-Dade County, FL, Aviation Rev., “A”, 4%, 10/01/2040	445,000	526,710
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5.25%, 9/15/2044	370,000	404,364
Miami-Dade County, FL, Seaport Refunding Rev., “A-1”, AGM, 4%, 10/01/2045	270,000	318,264
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2029	125,000	129,897
Midtown Miami, FL, Community Development District Special Assessment (Parking Garage Project), “A”, 5%, 5/01/2037	100,000	103,285
North Broward, FL, Hospital District Rev. (Broward Health), “B”, 5%, 1/01/2042	475,000	558,837
Orlando, FL, Senior Tourist Development Tax Refunding Rev. (6th Cent Contract Payments), “A”, AGM, 5%, 11/01/2034	30,000	36,351
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), “A-1”, 5%, 10/01/2049	105,000	129,877
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2037	195,000	124,874
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2042	320,000	167,099
Palm Beach County, FL, Health Facilities Authority Rev. (Sinai Residences of Boca Raton Project), 7.5%, 6/01/2049	150,000	156,831
Palm Beach County, FL, Health Facilities Authority Rev. (Sinai Residences of Boca Raton Project), 4.25%, 6/01/2056 (w)	250,000	259,862
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 4.7%, 5/01/2036	105,000	112,856
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 4.875%, 5/01/2047	190,000	204,051
Pasco County, FL, Del Webb Bexley Community Development District, Special Assessment Rev., 5.4%, 5/01/2049	120,000	138,971
Pasco County, FL, Estancia at Wiregrass Community Development District, Capital Improvement, 7%, 11/01/2045	135,000	160,606
Pasco County, FL, Estancia at Wiregrass Community Development District, Capital Improvement, 5.375%, 11/01/2046	90,000	97,499

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Sarasota County, FL, Health Facility Authority Retirement Facility Improvement Rev. (Village on the Isle Project), “A”, 5%, 1/01/2047	$70,000	$ 75,102
Sarasota County, FL, Health Facility Authority Retirement Facility Improvement Rev. (Village on the Isle Project), “A”, 5%, 1/01/2052	130,000	139,336
Seminole County, FL, Industrial Development Authority, Educational Facilities Rev. (Galileo Schools for Gifted Learning Project), “A”, 4%, 6/15/2051 (n)	100,000	111,042
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), “A”, 4%, 12/15/2050	70,000	75,959
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2026	25,000	27,150
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2029	25,000	27,118
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.125%, 7/01/2034	50,000	54,310
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.25%, 7/01/2044	150,000	162,829
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/2040	430,000	485,059
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/2044	165,000	185,353
Tampa, FL (University of Tampa Project), 5%, 4/01/2040	105,000	118,366
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2045	1,740,000	762,686
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 5%, 7/01/2050	320,000	397,053
Trout Creek Community Development District, FL, Capital Improvement Rev., 5.5%, 5/01/2035	215,000	230,866
Trout Creek Community Development District, FL, Capital Improvement Rev., 5.625%, 5/01/2045	390,000	417,604
Westridge, FL, Community Development District, Capital Improvement Rev., 5.8%, 5/01/2037	125,000	125,129
		$13,480,161

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - 2.3%
Atlanta, GA, Geo. L. Smith II World Congress Center Authority Convention Center Hotel Rev., “A”, 4%, 1/01/2054	$240,000	$ 271,936
Atlanta, GA, Geo. L. Smith II World Congress Center Authority Convention Center Hotel Rev., “B”, 3.625%, 1/01/2031 (n)	125,000	135,974
Atlanta, GA, Geo. L. Smith II World Congress Center Authority Convention Center Hotel Rev., “B”, 5%, 1/01/2054 (n)	225,000	261,640
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2030	60,000	66,697
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2033	105,000	115,982
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2038	110,000	120,657
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 4%, 4/01/2039	80,000	94,344
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 5%, 4/01/2040	5,000	6,304
Fulton County, GA, Development Authority Hospital Rev. (WellStar Health System, Inc. Project), “A”, 4%, 4/01/2050	230,000	263,423
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/2028	430,000	543,540
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 5/15/2043	135,000	162,637
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project), “A”, 5%, 1/01/2056	125,000	151,505
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project), “A”, 5%, 1/01/2063	120,000	145,445
Private Colleges & Universities, GA, Authority Rev. (Emory University), “B”, 4%, 9/01/2038	315,000	377,416
Private Colleges & Universities, GA, Authority Rev. (Emory University), “B”, 4%, 9/01/2039	255,000	304,905
Private Colleges & Universities, GA, Authority Rev. (Emory University), “B”, 4%, 9/01/2040	255,000	304,378
Private Colleges & Universities, GA, Authority Rev. (Emory University), “B”, 4%, 9/01/2041	510,000	607,344
		$3,934,127

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Guam - 0.3%
Guam International Airport Authority Rev. (A.B. Won Pat Airport), “A”, 4.46%, 10/01/2043	$75,000	$ 78,795
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 1/01/2050	320,000	391,388
		$470,183
Hawaii - 0.2%
Hawaii Department of Budget & Finance, Special Purpose Rev. (Chaminade University), 5%, 1/01/2030 (n)	$150,000	$ 158,988
Hawaii Department of Budget & Finance, Special Purpose Rev. (Chaminade University), 5%, 1/01/2045 (n)	125,000	129,974
Hawaii Harbor System Rev., “A”, 4%, 7/01/2036	60,000	71,649
		$360,611
Idaho - 0.3%
Idaho Health Facilities Authority Rev. (Madison Memorial Hospital Project), 5%, 9/01/2037	$50,000	$ 57,070
Idaho Health Facilities Authority Rev. (St. Luke's Health System Project), “A”, 4%, 3/01/2038	230,000	263,947
Idaho Housing and Finance Association Nonprofit Facilities Rev. (Compass Public Charter School, Inc. Project), “A”, 6%, 7/01/2049 (n)	100,000	119,972
		$440,989
Illinois - 18.6%
Bolingbrook, IL, Sales Tax Rev., 6.25%, 1/01/2024	$332,076	$ 328,312
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	665,000	714,525
Chicago, IL, Board of Education, 5%, 12/01/2042	165,000	171,029
Chicago, IL, Board of Education (School Reform), “A”, NPFG, 5.25%, 12/01/2023	625,000	662,071
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NPFG, 0%, 12/01/2028	315,000	277,922
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2037	100,000	116,946
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2046	105,000	121,590
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 6%, 4/01/2046	1,225,000	1,482,478
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2025	160,000	187,020
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2026	65,000	78,177

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2027	$155,000	$ 191,182
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2028	75,000	94,699
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2029	50,000	64,203
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2030	35,000	45,839
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2031	95,000	126,860
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “C”, AGM, 5%, 12/01/2030	215,000	266,538
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “C”, AGM, 5%, 12/01/2031	410,000	506,934
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “C”, AGM, 5%, 12/01/2032	350,000	432,035
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, 7%, 12/01/2046 (n)	405,000	523,108
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2029	140,000	174,136
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2035	135,000	165,951
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “G”, 5%, 12/01/2034	315,000	375,044
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “H”, 5%, 12/01/2036	475,000	563,832
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “H”, 5%, 12/01/2046	305,000	357,487
Chicago, IL, General Obligation, “A”, 5%, 1/01/2025	45,000	50,786
Chicago, IL, General Obligation, “A”, 5%, 1/01/2026	215,000	249,474
Chicago, IL, General Obligation, “A”, 5%, 1/01/2027	150,000	178,425
Chicago, IL, General Obligation, “A”, 5%, 1/01/2028	35,000	42,575
Chicago, IL, General Obligation, “A”, 5.25%, 1/01/2028	40,000	44,396
Chicago, IL, General Obligation, “A”, 5%, 1/01/2029	400,000	496,580
Chicago, IL, General Obligation, “A”, 5%, 1/01/2031	50,000	62,759
Chicago, IL, General Obligation, “A”, 5%, 1/01/2035	60,000	66,325
Chicago, IL, General Obligation, “A”, 5%, 1/01/2036	130,000	143,704
Chicago, IL, General Obligation, “A”, 5%, 1/01/2039	130,000	159,678
Chicago, IL, General Obligation, “A”, 5%, 1/01/2040	25,000	30,558
Chicago, IL, General Obligation, “A”, 5%, 1/01/2044	395,000	479,155
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2049	505,000	628,138
Chicago, IL, General Obligation, “D”, 5.5%, 1/01/2033	110,000	126,522

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Greater Chicago Metropolitan Water Reclamation District, “A”, 4%, 12/01/2051 (w)	$1,015,000	$ 1,208,712
Chicago, IL, Greater Chicago Metropolitan Water Reclamation District, “C”, 5%, 12/01/2030	1,000,000	1,002,004
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2033	435,000	526,524
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2038	380,000	450,811
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2048	310,000	365,753
Chicago, IL, O'Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2032	95,000	99,958
Chicago, IL, O'Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2033	50,000	52,598
Chicago, IL, O'Hare International Airport Rev., Customer Facility Charge, AGM, 5.5%, 1/01/2043	190,000	200,045
Chicago, IL, O'Hare International Airport Rev., Senior Lien, “A”, 5%, 1/01/2048	255,000	305,958
Chicago, IL, O'Hare International Airport Rev., Senior Lien, “A”, 5%, 1/01/2053	140,000	167,262
Chicago, IL, Transit Authority Second Lien Sales Tax Rev., “A”, 5%, 12/01/2045	480,000	594,782
Cook County, IL, Community College District No. 508 (City Colleges), BAM, 5%, 12/01/2047	580,000	674,616
Cook County, IL, General Obligation Refunding, 5%, 11/15/2034	50,000	59,524
Cook County, IL, General Obligation Refunding, 5%, 11/15/2035	180,000	213,734
Cook County, IL, Sales Tax Rev., “A”, 4%, 11/15/2041	465,000	549,333
Du Page County, IL, Special Service Area No. 31 Special Tax (Monarch Landing Project), 5.625%, 3/01/2036	208,000	208,873
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2034	165,000	194,935
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2035	165,000	194,685
Illinois Finance Authority Rev. (Franciscan Communities), “A”, 4.75%, 5/15/2033 (Prerefunded 5/15/2023)	30,000	31,899
Illinois Finance Authority Rev. (Franciscan Communities), “A”, 4.75%, 5/15/2033	215,000	222,951
Illinois Finance Authority Rev. (Franciscan Communities), “A”, 5.125%, 5/15/2043 (Prerefunded 5/15/2023)	35,000	37,405
Illinois Finance Authority Rev. (Franciscan Communities), “A”, 5.125%, 5/15/2043	230,000	238,725
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2036	195,000	233,763

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (Presence Health Network), “C”, 4%, 2/15/2041 (Prerefunded 2/15/2027)	$30,000	$ 34,818
Illinois Finance Authority Rev. (Presence Health Network), “C”, 4%, 2/15/2041	630,000	710,632
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2041	400,000	478,048
Illinois Finance Authority Rev. (Rehabilitation Institute of Chicago), “A”, 6%, 7/01/2043	255,000	271,915
Illinois Finance Authority Rev. (Rosalind Franklin University), “A”, 5%, 8/01/2042	45,000	52,348
Illinois Finance Authority Rev. (Rosalind Franklin University), “A”, 5%, 8/01/2047	90,000	104,015
Illinois Finance Authority Rev. (Rosalind Franklin University, Research Building Project), “C”, 5%, 8/01/2046	65,000	75,178
Illinois Finance Authority Rev. (Rosalind Franklin University, Research Building Project), “C”, 5%, 8/01/2049	70,000	80,838
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), “C”, 5%, 8/15/2035	530,000	606,719
Illinois Finance Authority Rev. (Southern Illinois Healthcare Enterprises, Inc.), “C”, 5%, 3/01/2034	5,000	5,901
Illinois Finance Authority Rev. (University of Chicago), “A”, 5%, 10/01/2034	445,000	635,751
Illinois Finance Authority Rev. (University of Chicago), “A”, 5%, 10/01/2035	255,000	370,888
Illinois Finance Authority, Health Services Facility Lease Rev. (Provident Group - UIC Surgery Center LLC - University of Illinois Health Services Facility Project), 4%, 10/01/2050	415,000	468,603
Illinois Finance Authority, Student Housing and Academic Facility Rev. (CHF-Chicago LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2037	30,000	34,565
Illinois Finance Authority, Student Housing and Academic Facility Rev. (CHF-Chicago LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2047	60,000	68,369
Illinois Finance Authority, Student Housing and Academic Facility Rev. (CHF-Chicago LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2050	25,000	28,444
Illinois Sales Tax Securitization Corp., “A”, 5%, 1/01/2030	5,000	6,129
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2026	100,000	116,857
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2027	220,000	264,600
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2028	195,000	240,466

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2029	$40,000	$ 50,483
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2030	100,000	128,787
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2036	90,000	114,339
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2037	125,000	161,113
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2038	55,000	64,754
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2039	40,000	47,004
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2040	60,000	70,740
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., BAM, 5%, 6/15/2028	50,000	61,978
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., BAM, 5%, 6/15/2029	65,000	82,278
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., BAM, 5%, 6/15/2030	40,000	49,752
Lincolnshire, IL, Special Service Area No. 1 (Sedgebrook Project), 6.25%, 3/01/2034	319,000	319,277
Metropolitan Pier & Exposition Authority Refunding Bonds (McCormick Place Expansion Project), Capital Appreciation, “B”, BAM, 0%, 12/15/2054	970,000	386,733
Metropolitan Pier & Exposition Authority Refunding Bonds (McCormick Place Expansion Project), Capital Appreciation, “B-1”, AGM, 0%, 6/15/2047	1,650,000	827,363
Metropolitan Pier & Exposition Authority Refunding Rev. (McCormick Place Expansion Project), Capital Appreciation, “B-1”, AGM, 0%, 6/15/2026	195,000	183,908
Romeoville, IL, Rev. (Lewis University Project), “A”, 5%, 10/01/2042	165,000	181,141
Romeoville, IL, Rev. (Lewis University Project), “B”, 5%, 10/01/2039	90,000	99,102
Romeoville, IL, Rev. (Lewis University Project), “B”, 4.125%, 10/01/2041	70,000	74,494
Romeoville, IL, Rev. (Lewis University Project), “B”, 4.125%, 10/01/2046	70,000	74,172
State of Illinois, 4.125%, 11/01/2031	115,000	129,137
State of Illinois, 4.5%, 11/01/2039	160,000	181,511
State of Illinois, 5%, 11/01/2040	485,000	563,244
State of Illinois, AGM, 5%, 2/01/2027	145,000	158,893

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
State of Illinois, NPFG, 6%, 11/01/2026	$405,000	$ 481,352
State of Illinois, “A”, 5%, 11/01/2027	595,000	719,654
State of Illinois, “A”, 5%, 12/01/2024	35,000	39,442
State of Illinois, “A”, 5%, 12/01/2038	55,000	65,095
State of Illinois, General Obligation, “A”, 5%, 3/01/2046	870,000	1,079,640
University of Illinois, Auxiliary Facilities System Rev., “A”, BAM, 4%, 4/01/2047	625,000	726,113
Upper Illinois River Valley Development Authority Rev. (Morris Hospital), 5%, 12/01/2043	460,000	524,326
Upper Illinois River Valley Development Authority Rev. (Morris Hospital), 5%, 12/01/2048	460,000	520,999
		$31,443,751
Indiana - 1.9%
Indiana Finance Authority Rev. (BHI Senior Living), “A”, 6%, 11/15/2041 (Prerefunded 11/15/2023)	$350,000	$ 388,405
Indiana Finance Authority Rev. (Marquette Project), “A”, 5%, 3/01/2030	50,000	55,240
Indiana Finance Authority Rev. (Marquette Project), “A”, 5%, 3/01/2039	125,000	136,606
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2035 (Prerefunded 7/01/2023)	235,000	251,652
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040 (Prerefunded 7/01/2023)	590,000	631,807
Indiana Finance Authority, Educational Facilities Rev. (Valparaiso University Project), 4%, 10/01/2034	130,000	153,605
Indiana Finance Authority, Educational Facilities Rev. (Valparaiso University Project), 4%, 10/01/2035	165,000	194,649
Indiana Finance Authority, Educational Facilities Tax-Exempt Rev. (Marian University Project), 5%, 9/15/2039	85,000	102,186
Indiana Finance Authority, Educational Facilities Tax-Exempt Rev. (Marian University Project), 4%, 9/15/2044	20,000	22,117
Indiana Finance Authority, Educational Facilities Tax-Exempt Rev. (Marian University Project), 4%, 9/15/2049	25,000	27,495
Indiana Finance Authority, Health Facilities Rev. (Baptist Healthcare System Obligated Group), 5%, 8/15/2051	430,000	510,584
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 5%, 4/01/2042	130,000	131,974
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2032	35,000	42,909
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2033	25,000	30,576

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Indiana - continued
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2035	$35,000	$ 42,581
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2038	100,000	120,930
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/2034	325,000	360,243
		$3,203,559
Iowa - 0.6%
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), “A”, 5%, 3/01/2033	$60,000	$ 65,097
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), “A”, 5%, 3/01/2038	45,000	48,666
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), “A”, 5%, 3/01/2048	85,000	91,457
Iowa Student Loan Liquidity Corp. Rev., “B”, 3.5%, 12/01/2044	310,000	318,989
Iowa Tobacco Settlement Authority Asset-Backed, Senior Capital Appreciation, “B-2”, 0%, 6/01/2065	2,395,000	447,335
		$971,544
Kansas - 1.5%
Coffeyville, KS, Electric Utility System Rev., “B”, NPFG, 5%, 6/01/2038 (Prerefunded 6/01/2025) (n)	$300,000	$ 343,010
Coffeyville, KS, Electric Utility System Rev., “B”, NPFG, 5%, 6/01/2042 (Prerefunded 6/01/2025) (n)	100,000	114,337
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2036	50,000	57,505
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2041	50,000	57,157
Lenexa, KS, Health Care Facility Rev. (Lakeview Village, Inc.), “A”, 5%, 5/15/2030	55,000	62,118
Lenexa, KS, Health Care Facility Rev. (Lakeview Village, Inc.), “A”, 5%, 5/15/2032	50,000	56,218
Lenexa, KS, Health Care Facility Rev. (Lakeview Village, Inc.), “A”, 5%, 5/15/2039	65,000	72,363
Manhattan, KS, Health Care Facilities Rev. (Meadowlark Hills), “A”, 4%, 6/01/2046	80,000	86,775
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “A”, 6.375%, 5/15/2043	200,000	209,434
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “I”, 5%, 5/15/2047	195,000	208,561
Wichita, KS, Sales Tax Special Obligations Rev. (K-96 Greenwich Star Bond Project), 4.2%, 9/01/2027	125,000	126,783

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kansas - continued
Wyandotte County/Kansas City, KS, Community College Auxiliary Enterprise System Rev., 4%, 9/01/2047	$380,000	$ 434,747
Wyandotte County/Kansas City, KS, Community College Auxiliary Enterprise System Rev., 4%, 9/01/2052	255,000	290,400
Wyandotte County/Kansas City, KS, Unified Government Community Improvement District Sales Tax Rev. (Legends Apartments Garage & West Lawn Project), 4.5%, 6/01/2040	70,000	73,478
Wyandotte County/Kansas City, KS, Unified Government Utility System Improvement Rev., “A”, 5%, 9/01/2044	255,000	283,560
		$2,476,446
Kentucky - 2.3%
Commonwealth of Kentucky State Property & Buildings Commission Rev. (Project No. 119), BAM, 5%, 5/01/2032	$50,000	$ 61,633
Commonwealth of Kentucky State Property & Buildings Commission Rev. (Project No. 119), BAM, 5%, 5/01/2033	45,000	55,610
Commonwealth of Kentucky State Property & Buildings Commission Rev. (Project No. 119), BAM, 5%, 5/01/2034	55,000	67,987
Hazard, KY, Healthcare Rev. (Appalachian Regional Healthcare Project), 3%, 7/01/2046	105,000	110,855
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Baptist Life Communities Project), “A”, 6.25%, 11/15/2046	355,000	370,138
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Baptist Life Communities Project), “A”, 6.375%, 11/15/2051	340,000	356,330
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Masonic Homes of Kentucky, Inc.), 5.375%, 11/15/2042	225,000	227,041
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Masonic Homes of Kentucky, Inc.), 5.5%, 11/15/2045	95,000	95,892
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), “B”, 5%, 8/15/2037	40,000	47,908
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), “B”, 5%, 8/15/2041	315,000	375,081
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), “B”, 5%, 8/15/2046	205,000	243,991
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2037	160,000	187,942
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2041	105,000	123,065

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kentucky - continued
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5.25%, 6/01/2041	$80,000	$ 94,533
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2045	135,000	157,677
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2036	140,000	149,026
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2046	395,000	415,399
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2051	100,000	104,955
Kentucky Higher Education Student Loan Corp. Rev., Tax-Exempt, “B-1”, 5%, 6/01/2036	465,000	528,598
Kentucky State University, Certificates of Participation, BAM, 4%, 11/01/2056	60,000	71,021
		$3,844,682
Louisiana - 4.2%
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Cameron Parish Gomesa Project), 5.65%, 11/01/2037 (n)	$100,000	$ 119,254
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “A”, 5.625%, 6/01/2045	730,000	762,542
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Jefferson Parish Gomesa Project), 4%, 11/01/2044 (n)	190,000	205,379
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Lafourche Parish Gomesa Project), 3.95%, 11/01/2043 (n)	185,000	199,732
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Parish Gomesa Project), 3.9%, 11/01/2044 (n)	225,000	241,628
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6%, 11/15/2035	105,000	114,529
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6.25%, 11/15/2045	420,000	455,983

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - continued
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Tangipahoa Parish Gomesa Project), 5.375%, 11/01/2038 (n)	$105,000	$ 123,110
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Terrebonne Parish Gomesa Project), 5.5%, 11/01/2039 (n)	100,000	114,250
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Vermilion Parish Gomesa Project), 4.625%, 11/01/2038 (n)	95,000	106,908
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Habilitation Center Project), “A”, 6.125%, 2/01/2037 (n)	240,000	264,389
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Habilitation Center Project), “A”, 6.25%, 2/01/2047 (n)	185,000	202,429
Louisiana Local Government, Environmental Facilities & Community Development Authority Student Housing Rev. (Provident Group - ULM Properties LLC - University of Louisiana at Monroe Project), “A”, 5%, 7/01/2039 (n)	100,000	106,413
Louisiana Local Government, Environmental Facilities & Community Development Authority Student Housing Rev. (Provident Group - ULM Properties LLC - University of Louisiana at Monroe Project), “A”, 5%, 7/01/2054 (n)	150,000	156,627
Louisiana Military Department Custody Receipts, 5%, 8/01/2024	1,500,000	1,505,835
Louisiana Public Facilities Authority Rev. (BBR Schools - Materra Campus Project), “A”, 4%, 6/01/2051 (n)(w)	230,000	236,718
Louisiana Public Facilities Authority Rev. (BBR Schools - Mid City Campus Project), “C”, 4%, 6/01/2051 (n)(w)	145,000	149,235
Louisiana Public Facilities Authority Rev. (Provident Group - HSC Properties, Inc., LSU Health Foundation, New Orleans Project), “A-1”, 5.1%, 1/01/2057 (n)	790,000	875,929
New Orleans, LA, Sewerage Services Rev., 5%, 12/01/2040 (Prerefunded 12/01/2025)	80,000	94,018
New Orleans, LA, Sewerage Services Rev., 5%, 6/01/2045 (Prerefunded 6/01/2025)	220,000	254,013
New Orleans, LA, Sewerage Services Rev., 5%, 12/01/2045 (Prerefunded 12/01/2025)	95,000	111,646
St. Charles Parish, LA, Gulf Zone Opportunity Zone Rev. (Valero Energy Corp.), 4%, 12/01/2040 (Put Date 6/01/2022)	760,000	773,548
		$7,174,115

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maine - 0.6%
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), “R-2”, 4.375%, 8/01/2035 (Put Date 8/01/2025) (n)	$160,000	$ 176,036
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), “R-3”, 5.25%, 1/01/2025 (n)	365,000	406,635
Maine Health and Higher Educational Facilities Authority Rev. (MaineHealth), “A”, 4%, 7/01/2050	375,000	431,946
		$1,014,617
Maryland - 0.8%
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.5%, 2/15/2047 (n)	$145,000	$ 152,703
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), “C”, 4%, 6/01/2038	10,000	9,752
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), “C”, 4%, 6/01/2048	30,000	27,779
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), “C”, 4%, 6/01/2058	110,000	98,738
Maryland Health & Higher Educational Facilities Authority Rev. (Adventist Healthcare), “A”, 5.5%, 1/01/2036	190,000	230,230
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2033	115,000	131,844
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2034	70,000	80,070
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2038	315,000	357,058
Prince George's County, MD, Special Obligation (Westphalia Town Center Project), 5.25%, 7/01/2048 (n)	100,000	112,409
Rockville, MD, Mayor & Council Economic Development Refunding Rev. (Ingleside at King Farm Project), “A-1”, 5%, 11/01/2037	45,000	48,823
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), “B”, 5%, 11/01/2042	85,000	91,796
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), “B”, 5%, 11/01/2047	90,000	96,906
		$1,438,108
Massachusetts - 5.1%
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 10/15/2037 (a)(d)	$895,000	$ 402,750
Massachusetts Development Finance Agency Rev. (Atrius Health Issue), “A”, 5%, 6/01/2039	65,000	79,916
Massachusetts Development Finance Agency Rev. (Atrius Health Issue), “A”, 4%, 6/01/2049	60,000	67,751

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Development Finance Agency Rev. (Beth Israel Health, Inc.), “2018 I-2”, 5%, 7/01/2053	$1,210,000	$ 1,458,175
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), Capital Appreciation, “B”, 0%, 11/15/2056	56,165	37,585
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2047 (n)	100,000	108,000
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2057 (n)	255,000	275,175
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.25%, 11/15/2033 (Prerefunded 11/15/2023) (n)	100,000	111,355
Massachusetts Development Finance Agency Rev. (Southcoast Health System Obligated Group), “G”, 4%, 7/01/2046	255,000	300,319
Massachusetts Development Finance Agency Rev. (Southcoast Health System Obligated Group), “G”, 5%, 7/01/2050	715,000	911,176
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2033	40,000	47,124
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2034	50,000	58,740
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “I”, 5%, 7/01/2036	145,000	170,177
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), “A”, 4%, 7/01/2044	3,080,000	3,477,113
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), “A”, 5%, 7/01/2044	65,000	78,503
Massachusetts Educational Financing Authority, Education Loan Rev., “B”, 2%, 7/01/2037	20,000	19,978
Massachusetts Educational Financing Authority, Education Loan Rev., “C”, 2.625%, 7/01/2036	75,000	77,189
Massachusetts Educational Financing Authority, Education Loan Rev., “C”, 4.125%, 7/01/2046	405,000	429,161
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033	475,000	483,414
Massachusetts Educational Financing Authority, Education Loan Subordinate Rev., “C”, 3%, 7/01/2051	85,000	85,647
		$8,679,248

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - 3.2%
Detroit, MI, Downtown Development Authority Tax Increment Rev. (Catalyst Development), “A”, AGM, 5%, 7/01/2043	$120,000	$ 132,316
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5.25%, 7/01/2039 (Prerefunded 7/01/2022)	730,000	751,654
Eastern Michigan University Board of Regents, General Rev., “A”, 4%, 3/01/2047	330,000	363,846
Kentwood, MI, Economic Development Corp Rev. (Holland Home Obligated Group), 4%, 11/15/2045	95,000	104,314
Kenty County, MI, Gerald R. Ford International Airport Authority Rev., 5%, 1/01/2051	95,000	122,374
Michigan Finance Authority Hospital Rev. (Ascension Health Senior Credit Group), “F-4”, 5%, 11/15/2047	1,025,000	1,291,965
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2048	280,000	344,596
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2033	80,000	91,740
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2034	180,000	206,139
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2035	115,000	131,656
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Local Project), “D-2”, 5%, 7/01/2034	75,000	85,891
Michigan Strategic Fund Ltd. Variable Rate Limited Obligation Rev. (Graphic Packaging International LLC Coated Recycled Board Machine Project), 4%, 10/01/2061 (Put Date 10/01/2026)	100,000	111,605
Waterford Township, MI, Economic Development Corp. (Canterbury Health Care, Inc.), “A”, 5%, 7/01/2046 (n)	135,000	115,749
Waterford Township, MI, Economic Development Corp. (Canterbury Health Care, Inc.), “A”, 5%, 7/01/2051 (n)	135,000	113,475
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	45,000	50,646
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	50,000	56,353
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	40,000	44,829

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	$110,000	$ 123,279
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2031	190,000	234,920
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2032	200,000	246,877
Wayne County, MI, Detroit School District, ”A“, 5%, 5/01/2038	180,000	230,000
Wayne County, MI, Detroit School District, ”A“, 5%, 5/01/2040	335,000	426,536
		$5,380,760
Minnesota - 0.6%
Duluth, MN, Economic Development Authority Rev. (Benedictine Health System), “A”, 4%, 7/01/2031	$20,000	$ 21,789
Duluth, MN, Economic Development Authority Rev. (Benedictine Health System), “A”, 4%, 7/01/2036	45,000	48,576
Duluth, MN, Economic Development Authority Rev. (Benedictine Health System), “A”, 4%, 7/01/2041	180,000	193,084
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 4.25%, 2/15/2043	110,000	125,911
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 5%, 2/15/2043	200,000	238,479
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 4.25%, 2/15/2048	110,000	125,173
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 5%, 2/15/2048	155,000	183,754
Minneapolis & St. Paul, MN, Housing Authority Rev. (City Living), “A-2”, GNMA, 5%, 12/01/2038	120	120
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Great River School Project), “A”, 5.5%, 7/01/2052 (n)	100,000	111,992
		$1,048,878
Mississippi - 0.8%
Jackson County, MS, Development Bank Special Obligation (Gomesa Project), 3.625%, 11/01/2036 (n)	$100,000	$ 99,257
Mississippi Business Finance Corp. Refunding Rev. (System Energy Resources, Inc. Project), 2.375%, 6/01/2044	195,000	187,393
Mississippi Development Bank Special Obligation (Hancock County Gomesa Project), 4.55%, 11/01/2039 (n)	200,000	223,724
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2022	175,000	180,782
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2023	455,000	489,328

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Mississippi - continued
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2046	$135,000	$ 157,132
		$1,337,616
Missouri - 2.9%
Cape Girardeau County, MO, Industrial Development Authority, Health Facilities Rev. (SoutheastHealth), 4%, 3/01/2041	$105,000	$ 119,999
Kansas City, MO, Industrial Development Authority, Airport Rev. (Kansas City International Airport Terminal Modernization Project), “B”, AGM, 5%, 3/01/2049	655,000	792,992
Kansas City, MO, Industrial Development Authority, Airport Rev. (Kansas City International Airport Terminal Modernization Project), “B”, AGM, 5%, 3/01/2055	395,000	475,955
Kansas City, MO, Industrial Development Authority, Airport Rev. (Kansas City International Airport Terminal Modernization Project), “B”, 5%, 3/01/2046	870,000	1,054,619
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), “B”, 5%, 2/01/2040 (n)	100,000	102,141
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), “B”, 5%, 2/01/2050 (n)	280,000	284,582
Missouri Development Finance Board, Infrastructure Facilities Rev. (Crackerneck Creek Project), 4%, 3/01/2051	155,000	173,637
Plaza at Noah's Ark Community District, MO, Increment and Improvement Rev., 3%, 5/01/2030	15,000	15,211
Plaza at Noah's Ark Community District, MO, Increment and Improvement Rev., 3.125%, 5/01/2035	10,000	10,051
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/2030	45,000	48,589
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/2035	35,000	37,485
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5.125%, 8/15/2045	80,000	84,588
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 3.875%, 11/15/2029	60,000	59,533
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 4.375%, 11/15/2035	125,000	125,248
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 4.75%, 11/15/2047	255,000	257,303
St. Louis, MO, Industrial Development Authority Rev. (Friendship Village St. Louis Obligated Group), “A”, 5.25%, 9/01/2053	555,000	622,067

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Missouri - continued
St. Louis, MO, Industrial Development Authority Rev. (St. Andrew's Resources for Seniors Obligated Group), “A”, 5.125%, 12/01/2045	$230,000	$ 250,453
St. Louis, MO, Municipal Finance Corp. Leasehold Rev. (Convention Center Expansion and Improvement Projects), AGM, 5%, 10/01/2045	335,000	416,929
		$4,931,382
Montana - 0.0%
Montana Board of Housing Single Family Program (Federally Insured or Guaranteed Mortgage Loans), “A”, 4%, 6/01/2049	$35,000	$ 37,731
Nebraska - 0.1%
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), “A”, 5%, 9/01/2036	$135,000	$ 187,709
Nevada - 0.4%
Clark County, NV, School District General Obligation, “A”, AGM, 4%, 6/15/2040	$160,000	$ 189,447
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5.125%, 12/15/2045 (n)	195,000	213,905
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5%, 12/15/2048 (n)	115,000	125,463
Nevada Department of Business & Industry Charter School Rev. (Doral Academy of Nevada), “A”, 5%, 7/15/2047 (n)	110,000	121,141
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 5%, 6/01/2033	5,000	6,031
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 5%, 6/01/2038	5,000	5,983
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 4%, 6/01/2048	25,000	27,693
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 4.125%, 6/01/2058	35,000	38,956
		$728,619
New Hampshire - 0.8%
National Finance Authority, New Hampshire Municipal Certificates “A”, 4.125%, 1/20/2034	$487,320	$ 580,647
National Finance Authority, New Hampshire Resource Recovery Refunding Rev. (Covanta Project), “C”, 4.875%, 11/01/2042 (n)	375,000	390,850
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital), 5.5%, 6/01/2031	150,000	177,041

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Hampshire - continued
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital), 5.5%, 6/01/2036	$150,000	$ 176,914
		$1,325,452
New Jersey - 6.9%
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “A”, BAM, 5%, 3/01/2037	$30,000	$ 35,641
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “A”, BAM, 5%, 3/01/2042	35,000	41,311
Essex County, NJ, Improvement Authority, General Obligation Lease Rev. (CHF-Newark, LLC - New Jersey Student Housing Project. “A”, BAM, 4%, 8/01/2060	510,000	595,169
Gloucester County, NJ, Improvement Authority Loan Rev. (Rowan University Fossil Park & Student Center Projects), BAM, 4%, 7/01/2046	190,000	222,987
Gloucester County, NJ, Improvement Authority Loan Rev. (Rowan University Fossil Park & Student Center Projects), BAM, 4%, 7/01/2051	305,000	356,199
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	35,000	41,341
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), 5.5%, 1/01/2027	55,000	60,964
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), 5%, 1/01/2028	55,000	60,273
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), 5.375%, 1/01/2043	315,000	346,464
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), AGM, 5%, 1/01/2031	160,000	175,937
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 6.5%, 4/01/2031	1,035,000	1,174,156
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2030	100,000	105,178
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2035	125,000	130,613
New Jersey Economic Development Authority Rev. (School Facilities Construction), 5%, 6/15/2032	15,000	19,328
New Jersey Economic Development Authority Rev. (School Facilities Construction), 5%, 6/15/2033	10,000	12,844

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2036	$30,000	$ 35,033
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2037	25,000	29,120
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2038	40,000	46,496
New Jersey Economic Development Authority, Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 3.125%, 7/01/2029	50,000	50,706
New Jersey Economic Development Authority, Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 5%, 7/01/2033	335,000	396,353
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “A”, 5.625%, 11/15/2030	335,000	368,525
New Jersey Economic Development Authority, State Lease Rev. (Juvenile Justice Commission Facilities Project), “C”, 5%, 6/15/2042	235,000	279,611
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	500,000	568,657
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., ”B“, 3.5%, 12/01/2039	405,000	429,903
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., ”C“, 3.25%, 12/01/2051	40,000	40,399
New Jersey Transportation Trust Fund Authority, “A”, 4%, 6/15/2038 (w)	80,000	92,902
New Jersey Transportation Trust Fund Authority, “A”, 4%, 6/15/2039 (w)	155,000	179,467
New Jersey Transportation Trust Fund Authority, “A”, 4%, 6/15/2040 (w)	150,000	173,240
New Jersey Transportation Trust Fund Authority, “A”, 4%, 6/15/2041 (w)	130,000	149,677
New Jersey Transportation Trust Fund Authority, “A”, 4%, 6/15/2042 (w)	130,000	149,193
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2029 (w)	155,000	191,582
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2030 (w)	140,000	175,910
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2031 (w)	225,000	287,843
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2032 (w)	160,000	208,513
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2033 (w)	205,000	265,356
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2034 (w)	195,000	251,016

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2035 (w)	$190,000	$ 243,164
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2036 (w)	195,000	248,243
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2037 (w)	95,000	120,388
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2045	145,000	179,712
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A”, 5%, 6/15/2029	200,000	235,123
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A”, 5%, 6/15/2031	135,000	157,996
New Jersey Transportation Trust Fund Authority, Transportation Program, “AA”, 5%, 6/15/2038	1,000,000	1,099,895
State of New Jersey, COVID-19 General Obligation, “A”, 4%, 6/01/2031	1,320,000	1,623,609
		$11,656,037
New Mexico - 0.0%
Los Ranchos de Albuquerque, NM, Education Facilities Rev. (Albuquerque Academy Project), 4%, 9/01/2040	$25,000	$ 28,827
New York - 8.1%
Build NYC Resource Corp. Rev. (Albert Einstein School of Medicine, Inc.), 5.5%, 9/01/2045 (n)	$515,000	$ 580,541
Metropolitan Transportation Authority, NY, Transportation Rev., “A”, 4%, 11/15/2052	95,000	106,797
Metropolitan Transportation Authority, NY, Transportation Rev., “C-1”, 5.25%, 11/15/2055	215,000	264,581
Monroe County, NY, Industrial Development Corp. Rev. (University of Rochester Project), “A”, 4%, 7/01/2050	220,000	255,096
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2034	85,000	95,545
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2040	205,000	229,638
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2045	105,000	116,990
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2035 (n)	100,000	118,855
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2040 (n)	100,000	113,098

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York Environmental Facilities Corp., State Revolving Funds Rev., “C”, 5%, 5/15/2041	$1,195,000	$ 1,196,120
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044 (n)	625,000	682,446
New York State Thruway Authority, Personal Income Rev., “A-1”, 4%, 3/15/2046	1,015,000	1,195,032
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2026	435,000	436,012
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 3%, 8/01/2031	80,000	86,923
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2031	260,000	260,595
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2031	455,000	547,917
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2032	135,000	162,174
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 4%, 1/01/2036	100,000	112,321
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 4.375%, 10/01/2045	685,000	791,303
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “A”, 4%, 12/01/2038	90,000	103,262
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “C”, 5%, 12/01/2038	365,000	459,999
New York, NY, Housing Development Corp., Multi-Family Housing Rev. (8 Spruce Street), “E”, 3.5%, 2/15/2048	100,470	103,428
New York, NY, Industrial Development Agency Pilot Refunding Rev. (Yankee Stadium Project), “A”, AGM, 4%, 3/01/2045	40,000	46,220
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., “GG-1”, 4%, 6/15/2050	635,000	742,890
New York, NY, Transitional Finance Authority Rev., “C-1”, 4%, 5/01/2037	245,000	294,281
New York, NY, Transitional Finance Authority Rev., “C-1”, 4%, 5/01/2038	305,000	365,668

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York, NY, Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.), “A”, 4%, 12/01/2035	$125,000	$ 149,905
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (Covanta Energy Project), “A”, 4.75%, 11/01/2042 (n)	335,000	348,405
Orange County, NY, Funding Corp. Assisted Living Residence Rev. (Hamlet at Wallkill Assisted Living Project), 6.5%, 1/01/2046 (Put Date 1/01/2046)	225,000	226,566
Port Authority of NY & NJ (221st Series), 4%, 7/15/2055	835,000	953,606
Suffolk, NY, Tobacco Asset Securitization Corp., Tobacco Settlement, “B-1”, 4%, 6/01/2050	35,000	40,470
Suffolk, NY, Tobacco Asset Securitization Corp., Tobacco Settlement, Capital Appreciation, “B-2”, 0%, 6/01/2066	510,000	102,430
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2029	40,000	39,306
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2032	90,000	86,354
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2034	250,000	236,189
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2036	135,000	126,451
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2034	70,000	83,359
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2035	35,000	41,624
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2041	230,000	266,921
Triborough Bridge & Tunnel Authority Rev., NY, Payroll Mobility Tax (MTA Bridges and Tunnels), ”A-2“, 5%, 5/15/2051	685,000	877,972
Ulster County, NY, Capital Resource Corp. Rev. (Woodland Pond at New Paltz Project), 4%, 9/15/2025	160,000	158,221
Ulster County, NY, Capital Resource Corp. Rev. (Woodland Pond at New Paltz Project), 5%, 9/15/2037	500,000	502,706
		$13,708,217

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Carolina - 1.6%
Durham, NC, Durham Housing Authority Rev. (Magnolia Pointe Apartments), 5.65%, 2/01/2038 (Prerefunded 1/31/2023)	$1,224,713	$ 1,296,715
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), “A”, 4%, 3/01/2036	40,000	44,279
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), “A”, 4%, 3/01/2041	20,000	21,895
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), “A”, 4%, 3/01/2051	240,000	259,852
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), “C”, 4%, 3/01/2036 (w)	25,000	27,068
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), “C”, 4%, 3/01/2042 (w)	10,000	10,627
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Pennybyrn at Maryfield), 5%, 10/01/2025	55,000	59,002
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Pennybyrn at Maryfield), 5%, 10/01/2030	85,000	90,721
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Pennybyrn at Maryfield), 5%, 10/01/2035	55,000	58,392
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), “A”, 5%, 10/01/2050	115,000	136,826
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “A”, 5%, 9/01/2037 (Prerefunded 9/01/2024)	95,000	106,657
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2042	40,000	45,525
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2047	80,000	90,598
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2051	165,000	186,461
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2054	70,000	79,006
University of North Carolina, Greensboro, Rev., 5%, 4/01/2039	135,000	149,466
		$2,663,090

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Dakota - 0.1%
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2034	$45,000	$ 53,700
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2048	10,000	11,665
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2053	95,000	110,255
		$175,620
Ohio - 4.9%
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 5%, 6/01/2036	$175,000	$ 220,213
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-2, “2”, 5%, 6/01/2055	2,210,000	2,535,773
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, Capital Appreciation, 2020B-3, “2”, 0%, 6/01/2057	3,345,000	551,425
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5%, 2/15/2042	265,000	310,940
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 4.75%, 2/15/2047	360,000	407,696
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5.25%, 2/15/2047	85,000	100,887
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5%, 2/15/2057	190,000	221,368
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5.5%, 2/15/2057	980,000	1,167,725
Darke County, OH, Hospital Facilities Rev. (Wayne Healthcare Project), “A”, 4%, 9/01/2040	45,000	48,616
Darke County, OH, Hospital Facilities Rev. (Wayne Healthcare Project), “A”, 4%, 9/01/2045	60,000	64,166
Darke County, OH, Hospital Facilities Rev. (Wayne Healthcare Project), “A”, 5%, 9/01/2049	80,000	92,197
Franklin County, OH, Hospital Facilities Rev. (OhioHealth Corp.), “A”, 4%, 5/15/2047	295,000	333,188
Gallia County, OH, Hospital Facilities Rev. (Holzer Health Systems), “A”, 8%, 7/01/2042 (Prerefunded 7/01/2022)	890,000	928,659
Lucas County, OH, Hospital Rev. (Promedica Healthcare), “A”, 5.25%, 11/15/2048	90,000	108,748
Miami County, OH, Hospital Facilities Rev. (Kettering Health), “A”, 5%, 8/01/2049	390,000	475,507
Middleburg Heights, OH, Hospital Facilities Improvement Rev. (Southwest General Health Center Project), “A”, 4%, 8/01/2041	160,000	188,641

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Middleburg Heights, OH, Hospital Facilities Improvement Rev. (Southwest General Health Center Project), “A”, 4%, 8/01/2047	$90,000	$ 103,391
Montgomery County, OH, Hospital Facilities Improvement and Refunding Rev. (Kettering Health Network Obligated Group Project), 4%, 8/01/2041	15,000	17,696
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 3.75%, 1/15/2028 (n)	100,000	110,874
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 4.25%, 1/15/2038 (n)	125,000	142,746
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 4.5%, 1/15/2048 (n)	170,000	196,588
		$8,327,044
Oklahoma - 0.9%
Catoosa, OK, Industrial Authority Sales Tax Rev., 4%, 10/01/2028	$15,000	$ 15,390
Norman, OK, Regional Hospital Authority Rev., 5%, 9/01/2045	50,000	61,403
Oklahoma Development Finance Authority, First Mortgage Rev. (Sommerset Project), 5%, 7/01/2042	135,000	145,076
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5%, 8/15/2029	40,000	49,251
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5%, 8/15/2033	190,000	232,126
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5%, 8/15/2038	265,000	321,352
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5.25%, 8/15/2043	240,000	294,665
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5.25%, 8/15/2048	265,000	324,296
Tulsa, OK, Airport Improvement Trust Rev., “A”, 5%, 6/01/2045 (Prerefunded 6/01/2024)	70,000	77,759
		$1,521,318
Oregon - 1.5%
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 4.5%, 5/01/2029 (Prerefunded 5/01/2022)	$105,000	$ 106,799
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/2036	120,000	134,213
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/2040 (Prerefunded 5/01/2022)	135,000	137,592
Medford, OR, Hospital Facilities Authority Rev. (Asante Projects), “A”, 4%, 8/15/2050	465,000	539,338
Multnomah County, OR, Hospital Facilities Authority Refunding Rev. (Terwilliger Plaza - Parkview Project), “A”, 4%, 12/01/2051	840,000	919,867

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Oregon - continued
Multnomah County, OR, Hospital Facilities Authority Refunding Rev. (Terwilliger Plaza - Parkview Project), “B”, 1.2%, 6/01/2028	$35,000	$ 34,524
Multnomah County, OR, Hospital Facilities Authority Refunding Rev. (Terwilliger Plaza - Parkview Project), “B-2”, 0.95%, 6/01/2027	90,000	88,901
Oregon Facilities Authority Rev. (Samaritan Health Services Project), “A”, 5%, 10/01/2040	40,000	49,900
Oregon Facilities Authority Rev. (Willamette University Projects), “A”, 4%, 10/01/2051	190,000	216,074
Yamhill County, OR, Hospital Authority Rev. (Friendsview), “A”, 5%, 11/15/2056	260,000	300,180
Yamhill County, OR, Hospital Authority Rev. (Friendsview), “B-1”, 2.5%, 11/15/2028	40,000	40,125
Yamhill County, OR, Hospital Authority Rev. (Friendsview), “B-2”, 2.125%, 11/15/2027	15,000	15,012
Yamhill County, OR, Hospital Authority Rev. (Friendsview), “B-3”, 1.75%, 11/15/2026	30,000	30,032
		$2,612,557
Pennsylvania - 13.7%
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Refunding Rev., 5%, 5/01/2042 (w)	$45,000	$ 55,614
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2042 (n)	205,000	239,960
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Refunding Project), 5%, 5/01/2042 (n)	185,000	211,299
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/2035	125,000	127,268
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/2042	535,000	544,708
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2034	300,000	338,481
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2047	725,000	805,449
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2050	265,000	293,670
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	35,000	41,936
Berks County, PA, Reading School District, BAM, 4%, 4/01/2044	60,000	70,532
Blythe Township, PA, Solid Waste Authority Rev., 7.75%, 12/01/2037	305,000	359,931

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Bucks County, PA, Industrial Development Authority, Hospital Rev. (St. Luke's University Health Network Project), 4%, 8/15/2044	$60,000	$ 68,318
Bucks County, PA, Industrial Development Authority, Hospital Rev. (St. Luke's University Health Network Project), 4%, 8/15/2050	285,000	322,494
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), 4%, 12/01/2035	510,000	545,123
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), 5%, 12/01/2051	120,000	129,371
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5%, 12/01/2030	50,000	53,877
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5.25%, 12/01/2045	120,000	127,908
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2032	85,000	104,059
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2033	75,000	91,584
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2034	35,000	42,653
Doylestown, PA, Hospital Rev., “A”, 4%, 7/01/2045	35,000	38,253
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2030	35,000	40,512
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2035	40,000	46,300
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2039 (Prerefunded 7/01/2024)	50,000	55,853
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2046 (Prerefunded 7/01/2024)	25,000	27,927
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2038	150,000	165,156
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2043	195,000	213,380
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2048	200,000	217,978
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2053	195,000	212,143

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Geisinger, PA, Geisinger Authority Health System Rev., “A”, 4%, 4/01/2050	$1,270,000	$ 1,453,508
Lehigh County, PA, Hospital Authority Rev. (Lehigh Valley Health Network), “A”, 4%, 7/01/2049	420,000	478,908
Lehigh County, PA, Water & Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/2037	1,200,000	821,538
Lehigh County, PA, Water & Sewer Authority Rev., “A”, 5%, 12/01/2043 (Prerefunded 12/01/2023)	765,000	835,442
Lehigh County, PA, Water & Sewer Authority Rev., “A”, 5%, 12/01/2043	660,000	714,069
Luzerne County, PA, Wilkes-Barre Area School District, General Obligation, BAM, 5%, 4/15/2059	65,000	79,732
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 4%, 9/01/2044	130,000	148,418
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 4%, 9/01/2049	120,000	136,158
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2048	415,000	499,800
Montgomery County, PA, Industrial Development Authority Retirement Communities Rev. (Acts Retirement-Life Communities, Inc. Obligated Group), 5%, 11/15/2028 (Prerefunded 5/15/2022)	440,000	449,689
Montgomery County, PA, Industrial Development Authority Retirement Communities Rev. (Acts Retirement-Life Communities, Inc. Obligated Group), “C”, 5%, 11/15/2045	145,000	174,622
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5.375%, 1/01/2050	1,180,000	1,264,364
Moon Industrial Development Authority Rev. (Baptist Homes Society), 6.125%, 7/01/2050	325,000	347,032
Pennsylvania Economic Development Financing Authority, Private Activity Rev. (Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2030	130,000	152,787
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 0.58%, 8/01/2037 (Put Date 8/01/2024)	85,000	84,731
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., “A”, 2.625%, 6/01/2042	50,000	50,379
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), “A”, AGM, 4%, 5/01/2050	890,000	1,027,204
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2032	640,000	764,579

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Pennsylvania Turnpike Commission Rev., “A”, 5%, 12/01/2044	$120,000	$ 150,869
Pennsylvania Turnpike Commission Rev., ”A“, 4%, 12/01/2050	495,000	571,302
Pennsylvania Turnpike Commission Subordinate Rev., “A”, AGM, 4%, 12/01/2049	1,120,000	1,310,323
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.625%, 8/01/2036	100,000	111,988
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.75%, 8/01/2046	165,000	183,163
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.375%, 8/01/2051	155,000	175,864
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “B”, 6%, 8/01/2051	220,000	246,076
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), 6.875%, 6/15/2033	100,000	108,371
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), 7.375%, 6/15/2043	145,000	157,377
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 7%, 6/15/2043	120,000	129,564
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), “III”, 5.25%, 12/01/2047 (n)	180,000	190,937
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), “III”, 5.5%, 12/01/2058 (n)	260,000	276,898
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2037	130,000	145,605
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2042	150,000	166,609
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2049	215,000	237,055
Philadelphia, PA, Gas Works Rev. (1998 General Ordinance), “15”, 5%, 8/01/2042	620,000	740,324
Philadelphia, PA, School District, “A”, 5%, 9/01/2033	25,000	31,065
Philadelphia, PA, School District, “A”, 5%, 9/01/2035	90,000	111,260
Philadelphia, PA, School District, “A”, 5%, 9/01/2036	30,000	36,990
Philadelphia, PA, School District, “A”, 5%, 9/01/2037	30,000	36,902
Philadelphia, PA, School District, “A”, 5%, 9/01/2038	30,000	36,871
Philadelphia, PA, School District, “A”, 4%, 9/01/2039	190,000	221,532
Philadelphia, PA, School District, “B”, 5%, 9/01/2043	95,000	115,942

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Pittsburgh, PA, Urban Redevelopment Authority Rev., “C”, GNMA, 4.8%, 4/01/2028	$900,000	$ 904,633
Pittsburgh, PA, Water & Sewer Authority Rev., “A”, AGM, 5%, 9/01/2032	50,000	67,979
Pittsburgh, PA, Water & Sewer Authority Rev., “A”, AGM, 5%, 9/01/2033	40,000	55,599
Pittsburgh, PA, Water & Sewer Authority Rev., “A”, AGM, 4%, 9/01/2035	20,000	23,857
Pittsburgh, PA, Water & Sewer Authority Rev., “A”, AGM, 5%, 9/01/2044	130,000	162,670
Scranton-Lackawanna, PA, Health and Welfare Authority, University Rev. (Marywood University Project), 5%, 6/01/2046	555,000	596,054
Washington County, PA, Canon-McMillan School District, BAM, 4%, 6/01/2044	125,000	140,480
Washington County, PA, Canon-McMillan School District, BAM, 4%, 6/01/2046	185,000	207,174
Washington County, PA, Canon-McMillan School District, BAM, 4%, 6/01/2048	125,000	139,589
Washington County, PA, Redevelopment Authority Refunding Rev. (Victory Centre Tax Increment Financing Project), 4%, 7/01/2023	15,000	15,293
Washington County, PA, Redevelopment Authority Refunding Rev. (Victory Centre Tax Increment Financing Project), 5%, 7/01/2035	20,000	21,790
Washington County, PA, Trinity Area School District, AGM, 4%, 11/01/2051	160,000	186,715
West Shore, PA, Area Authority Rev. (Messiah Village Project), “A”, 5%, 7/01/2030	40,000	44,170
West Shore, PA, Area Authority Rev. (Messiah Village Project), “A”, 5%, 7/01/2035	45,000	49,299
		$23,182,886
Puerto Rico - 6.7%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	$440,000	$ 443,289
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NPFG, 5%, 7/01/2029	45,000	45,669
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2030	325,000	332,150
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2031	225,000	229,778
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Unrefunded Balance, “A”, NPFG, 5%, 7/01/2038	45,000	45,669

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Commonwealth of Puerto Rico, “A”, AGM, 5.375%, 7/01/2025	$60,000	$ 60,673
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	590,000	602,671
Puerto Rico Electric Power Authority Rev., “NN”, NPFG, 5.25%, 7/01/2022	180,000	181,021
Puerto Rico Electric Power Authority Rev., “NN”, NPFG, 4.75%, 7/01/2033	30,000	30,407
Puerto Rico Electric Power Authority Rev., “PP”, NPFG, 5%, 7/01/2024	20,000	20,297
Puerto Rico Electric Power Authority Rev., “PP”, NPFG, 5%, 7/01/2025	20,000	20,297
Puerto Rico Electric Power Authority Rev., “RR”, NPFG, 5%, 7/01/2022	45,000	45,669
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2032 (a)(d)	1,255,000	1,233,037
Puerto Rico Electric Power Authority Rev., “TT”, NPFG, 5%, 7/01/2024	80,000	81,189
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2022	50,000	50,374
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2026	70,000	74,866
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2030	310,000	334,940
Puerto Rico Electric Power Authority Rev., “WW”, 5%, 7/01/2028 (a)(d)	1,060,000	1,041,450
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 6.625%, 6/01/2026	645,000	665,962
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	15,000	15,000
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2022	75,000	76,009
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2026	15,000	15,037

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2027	$240,000	$ 242,943
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.5%, 12/01/2031	80,000	80,200
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	90,000	91,193
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2036	90,000	90,225
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	70,000	71,050
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 4.375%, 10/01/2031	55,000	55,361
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 5%, 10/01/2042	90,000	91,350
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2023	405,000	419,461
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2024	515,000	530,454
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2025	85,000	88,044
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2028	90,000	93,638
Puerto Rico Municipal Finance Agency, “A”, AGM, 5%, 8/01/2027	25,000	25,187
Puerto Rico Public Buildings Authority Government Facilities Rev., “I”, AGM, 5%, 7/01/2036	55,000	55,411
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-2”, AAC, 10%, 7/01/2035	490,000	505,795
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NPFG, 6%, 7/01/2027	125,000	126,392
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NPFG, 6%, 7/01/2028	40,000	40,445

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Public Finance Corp., “E”, ETM, 6%, 8/01/2026	$155,000	$ 192,070
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	53,000	60,072
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	799,000	915,300
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	4,000	4,472
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.784%, 7/01/2058	88,000	99,692
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	93,000	84,992
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	1,010,000	810,353
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	984,000	735,610
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	594,000	197,893
University of Puerto Rico Rev., “P”, NPFG, 5%, 6/01/2025	45,000	45,669
		$11,398,726
Rhode Island - 0.2%
Rhode Island Student Loan Authority, Education Loan Rev., “A”, 2.25%, 12/01/2039	$115,000	$ 116,057
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.5%, 12/01/2034	70,000	72,205
Rhode Island Student Loan Authority, Student Loan Rev., ”A“, 3.625%, 12/01/2037	230,000	239,552
		$427,814
South Carolina - 2.1%
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/2023	$645,000	$ 673,398
South Carolina Jobs & Economic Development Authority, Educational Facilities Rev. (Green Charter Schools Project), “A”, 4%, 6/01/2046 (n)	100,000	105,501
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5.125%, 5/01/2048	50,000	50,613
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Prisma Health Obligated Group), “A”, 5%, 5/01/2048	495,000	591,433
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (South Carolina Episcopal Home at Still Hopes), 5%, 4/01/2047	155,000	168,800

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
South Carolina - continued
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (South Carolina Episcopal Home at Still Hopes), 5%, 4/01/2052	$140,000	$ 152,323
South Carolina Public Service Authority Rev., “A”, 5.125%, 12/01/2043	355,000	387,167
South Carolina Public Service Authority Rev., “B”, 5.125%, 12/01/2043	845,000	921,567
Spartanburg County, SC, Regional Health Services District Hospital Rev., “A”, 5%, 4/15/2048	320,000	384,708
Spartanburg County, SC, Regional Health Services District Hospital Rev., “A”, AGM, 4%, 4/15/2045	55,000	63,995
		$3,499,505
Tennessee - 1.0%
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5.25%, 1/01/2045 (Prerefunded 1/01/2023)	$1,295,000	$ 1,363,455
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2049	15,000	18,317
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2030	60,000	70,339
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2031	65,000	75,860
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2036	80,000	92,548
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev., Refunding & Improvement (Trevecca Nazarene University Project), 5%, 10/01/2034	10,000	12,172
		$1,632,691
Texas - 10.3%
Arlington, TX, Higher Education Finance Corp. Education Rev. (Newman International Academy), “A”, 5.375%, 8/15/2036	$50,000	$ 55,147
Arlington, TX, Higher Education Finance Corp. Education Rev. (Newman International Academy), “A”, 5.5%, 8/15/2046	230,000	251,653
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2029	45,000	51,101
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2031	65,000	73,281
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2034	10,000	10,809
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2026	25,000	27,285

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2028	$25,000	$ 27,508
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2030	30,000	32,698
Central Texas Regional Mobility Authority Senior Lien Rev., “A”, 5%, 1/01/2045 (Prerefunded 7/01/2025)	115,000	133,201
Central Texas Regional Mobility Authority Senior Lien Rev., “B”, 5%, 1/01/2046	890,000	1,116,863
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 6%, 8/15/2033	130,000	140,900
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 5%, 8/15/2042	520,000	532,734
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 6%, 8/15/2043	210,000	226,540
Conroe, TX, Local Government Corp., First Lien Hotel Rev. (Convention Center Hotel), “A”, 4%, 10/01/2050	50,000	55,124
Conroe, TX, Local Government Corp., Second Lien Hotel Rev. (Convention Center Hotel), “B”, 5%, 10/01/2050 (n)	100,000	109,762
Conroe, TX, Local Government Corp., Third Lien Hotel Rev. (Convention Center Hotel), “C”, 4%, 10/01/2050	35,000	39,779
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	465,000	483,918
Dallas, TX, Civic Center Convention Complex Rev., AGM, 5.25%, 8/15/2034	1,065,000	1,067,245
Dallas, TX, Dallas Area Rapid Transit Rev., “B”, 4%, 12/01/2051 (w)	245,000	287,743
Decatur, TX, Hospital Authority Rev. (Wise Regional Health System), “A”, 5.25%, 9/01/2044	130,000	143,198
Eagle Pass, TX, Tax and Limited Pledge Rev., AGM, 4%, 3/01/2040	355,000	426,711
Gulf Coast, TX, Industrial Development Authority Rev. (CITGO Petroleum Corp.), 4.875%, 5/01/2025	135,000	137,044
Gulf Coast, TX, Industrial Development Authority Rev. (CITGO Petroleum Corp.), 8%, 4/01/2028	500,000	500,750
Harris County, TX, Cultural Education Facilities Finance Corp., Hospital Rev. (Texas Children's Hospital), “A”, 4%, 10/01/2035	110,000	130,967
Harris County, TX, Cultural Education Facilities Finance Corp., Hospital Rev. (Texas Children's Hospital), “A”, 4%, 10/01/2036	195,000	231,803
Harris County, TX, Cultural Education Facilities Finance Corp., Hospital Rev. (Texas Children's Hospital), “A”, 4%, 10/01/2037	260,000	308,428
Harris County, TX, Cultural Education Facilities Finance Corp., Hospital Rev. (Texas Children's Hospital), “A”, 4%, 10/01/2038	215,000	254,622
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2031	140,000	154,937

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2032	$20,000	$ 22,129
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2033	50,000	55,304
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2041	90,000	42,559
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2046	220,000	80,092
Houston, TX, Airport System Rev., Special Facilities Rev. (Continental Airlines, Inc.), 6.5%, 7/15/2030	555,000	558,334
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.75%, 7/01/2024	130,000	137,739
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-1”, 5%, 7/15/2030	1,360,000	1,509,224
Houston, TX, Airport System Rev., Subordinate Lien, “A”, 5%, 7/01/2031 (Prerefunded 7/01/2022)	190,000	195,218
Houston, TX, Higher Education Finance Corp. University Rev. (Houston Baptist University Project), 4%, 10/01/2051	55,000	60,513
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 3/01/2023	200,000	200,678
Mission, TX, Economic Development Corp. (NatGasoline Project), 4.625%, 10/01/2031 (n)	225,000	236,672
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton LLC - Texas Woman's University Housing Project), “A-1”, AGM, 5%, 7/01/2038	30,000	36,231
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton LLC - Texas Woman's University Housing Project), “A-1”, AGM, 5%, 7/01/2048	110,000	132,279
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton LLC - Texas Woman's University Housing Project), “A-1”, AGM, 5%, 7/01/2058	105,000	125,828
New Hope, TX, Cultural Education Facilities Finance Corp., Education Rev. (Beta Academy), “A”, 3.375%, 8/15/2029 (n)	30,000	30,768
New Hope, TX, Cultural Education Facilities Finance Corp., Education Rev. (Beta Academy), “A”, 5%, 8/15/2049 (n)	80,000	84,505
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - Langford Project), “A”, 5%, 11/15/2026	15,000	15,886

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - Langford Project), “A”, 5.375%, 11/15/2036	$20,000	$ 21,484
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - Langford Project), “A”, 5.5%, 11/15/2046	50,000	53,454
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - Langford Project), “A”, 5.5%, 11/15/2052	55,000	58,621
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 5%, 7/01/2031	20,000	20,195
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 4%, 7/01/2036	90,000	81,365
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III LLC - Tarleton State University Project), 5%, 4/01/2030 (Prerefunded 4/01/2025)	35,000	40,233
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III LLC - Tarleton State University Project), 5%, 4/01/2035 (Prerefunded 4/01/2025)	30,000	34,485
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III LLC - Tarleton State University Project), 5%, 4/01/2047 (Prerefunded 4/01/2025)	85,000	97,709
Newark, TX, Higher Education Finance Corp. Rev. (A+ Charter Schools, Inc.), “A”, 5.5%, 8/15/2035 (n)	105,000	117,862
Newark, TX, Higher Education Finance Corp. Rev. (A+ Charter Schools, Inc.), “A”, 5.75%, 8/15/2045 (n)	140,000	156,839
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), “A”, 5.25%, 6/15/2048 (Prerefunded 6/15/2022)	75,000	76,993
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 12/01/2042 (Prerefunded 6/01/2022)	215,000	220,221
North Texas Tollway Authority System Rev., “B”, 4%, 1/01/2041	335,000	398,407
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 3.625%, 1/01/2035 (n)	200,000	206,088
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 4%, 1/01/2050 (n)	465,000	479,299
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “B”, 6%, 1/01/2025 (n)	265,000	273,509

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	$295,000	$ 343,542
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC Crossings Project), “A”, 7.5%, 11/15/2034 (Prerefunded 11/15/2024)	130,000	155,488
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC Crossings Project), “A”, 7.75%, 11/15/2044 (Prerefunded 11/15/2024)	235,000	282,787
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC Crossings Project), “A”, 8%, 11/15/2049 (Prerefunded 11/15/2024)	170,000	205,529
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2030	100,000	112,890
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2035	130,000	145,223
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2040	140,000	155,547
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corp. Edgemere Project), 5.25%, 11/15/2047 (a)(d)	130,000	104,000
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corp. Edgemere Project), “A”, 5%, 11/15/2045 (a)(d)	145,000	116,000
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corp. Edgemere Project), “B”, 5%, 11/15/2030 (a)(d)	195,000	156,000
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corp. Edgemere Project), “B”, 5%, 11/15/2036 (a)(d)	440,000	352,000
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Stayton at Museum Way), 5.75%, 12/01/2054	1,066,979	1,142,366
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Trinity Terrace Project), “A-1”, 5%, 10/01/2044	75,000	81,636
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	210,000	233,636

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	$170,000	$ 188,301
Texas Transportation Commission, Central Texas Turnpike System Rev., Capital Appreciation, “B”, 0%, 8/15/2036	435,000	250,836
Texas Transportation Commission, State Highway 249 System Rev., “A”, 5%, 8/01/2057	300,000	348,840
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2037	35,000	20,258
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2038	25,000	13,706
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2039	25,000	12,989
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2040	25,000	12,274
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2041	55,000	25,547
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2042	80,000	35,136
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2043	60,000	24,983
		$17,391,988
Utah - 0.6%
Salt Lake City, UT, Salt Lake City International Airport Rev., “A”, 5%, 7/01/2043	$495,000	$ 597,432
Utah Charter School Finance Authority, Charter School Rev. (Da Vinci Academy of Science & Arts), 4%, 4/15/2047	305,000	326,280
Utah Charter School Finance Authority, Charter School Rev. (Reagan Academy Project), 5%, 2/15/2046 (n)	150,000	161,573
		$1,085,285
Vermont - 0.2%
Burlington, VT, Airport Rev., “A”, 4%, 7/01/2028	$110,000	$ 111,682
Vermont Student Assistance Corp., Education Loan Rev., “A”, 2.375%, 6/15/2039	65,000	65,158
Vermont Student Assistance Corp., Education Loan Rev., “B”, 4.375%, 6/15/2046	185,000	191,535
		$368,375

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Virginia - 2.3%
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/2043 (Prerefunded 3/01/2023)	$515,000	$ 556,870
James City County, VA, Economic Development Authority, Residential Care Facility Rev. (United Methodist Homes of Williamsburg, Inc.), “A”, 4%, 6/01/2047	130,000	140,092
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 5%, 9/01/2037 (n)	145,000	158,365
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4.5%, 9/01/2045 (n)	185,000	196,647
Prince William County, VA, Cherry Hill Community Development Authority Rev. (Potomac Shores Project), 5.4%, 3/01/2045 (n)	120,000	127,845
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), “B”, 5.25%, 7/01/2030 (n)	215,000	232,899
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), “B”, 5.25%, 7/01/2035 (n)	215,000	231,226
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	490,000	505,718
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	950,000	976,876
Virginia Small Business Financing Authority Rev. (Obligated Group of National Senior Campuses, Inc.), “A”, 4%, 1/01/2040	625,000	711,161
		$3,837,699
Washington - 1.8%
Kalispel Tribe Indians, WA, Priority District Rev., “A”, 5%, 1/01/2032 (n)	$155,000	$ 183,802
Kalispel Tribe Indians, WA, Priority District Rev., “A”, 5.25%, 1/01/2038 (n)	160,000	189,999
Washington Health Care Facilities Authority Rev. (Providence Health & Services), “A”, 5%, 10/01/2033	1,395,000	1,449,266
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2035	120,000	141,240
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2037	115,000	134,975
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Hearthstone Project), “A”, 5%, 7/01/2048 (n)	175,000	186,083
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Judson Park Project), 5%, 7/01/2048 (n)	100,000	106,980
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2036 (n)	100,000	109,407

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Washington - continued
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2046 (n)	$130,000	$ 140,849
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2051 (n)	150,000	162,286
Washington State Housing Finance Commission Municipal Certificates, “X”, 0.725%, 12/20/2035	2,893,670	175,638
		$2,980,525
West Virginia - 0.3%
Monongalia County, WV, Special District Excise Tax Rev. (University Town Centre Economic Opportunity Development District), “B”, 4.875%, 6/01/2043 (n)	$100,000	$ 108,255
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Cabell Huntington Hospital Obligated Group), “A”, 5%, 1/01/2043	385,000	465,230
		$573,485
Wisconsin - 8.5%
Green Bay, WI, Redevelopment Authority (Green Bay Packaging, Inc. Project), VRDN, 0.11%, 7/01/2047 (n)	$1,115,000	$ 1,115,000
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2040	730,000	411,163
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2040	315,000	176,190
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2027	135,000	145,381
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2032	125,000	133,309
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2037	70,000	74,189
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2039	70,000	74,116
Wisconsin Health & Educational Facilities Authority Rev. (Aspirusm, Inc. Obligated Group), 4%, 8/15/2048	1,280,000	1,433,204
Wisconsin Health & Educational Facilities Authority Rev. (Marshfield Clinic Health System, Inc.), “C”, 5%, 2/15/2047	45,000	52,948
Wisconsin Health & Educational Facilities Authority Rev. (Rogers Memorial Hospital, Inc.), “A”, 5%, 7/01/2038	25,000	29,298
Wisconsin Health & Educational Facilities Authority Rev. (Rogers Memorial Hospital, Inc.), “A”, 5%, 7/01/2044	30,000	34,942
Wisconsin Health & Educational Facilities Authority Rev. (Rogers Memorial Hospital, Inc.), “A”, 5%, 7/01/2049	115,000	133,434

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), “A”, 5%, 11/01/2054	$570,000	$ 631,202
Wisconsin Health & Educational Facilities Authority Rev. (St. John's Community, Inc.), “A”, 5%, 9/15/2040 (Prerefunded 9/15/2023)	25,000	27,063
Wisconsin Health & Educational Facilities Authority Rev. (St. John's Community, Inc.), “A”, 5%, 9/15/2045 (Prerefunded 9/15/2023)	35,000	37,889
Wisconsin Health & Educational Facilities Authority Rev. (St. John's Community, Inc.), “A”, 5%, 9/15/2050 (Prerefunded 9/15/2023)	155,000	167,793
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2022	20,000	20,195
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5.25%, 7/01/2028	1,825,000	1,866,377
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2042	105,000	107,182
Wisconsin Public Finance Authority Charter School Rev. (Alamance Community School Project), “A”, 5%, 6/15/2051 (n)	95,000	97,639
Wisconsin Public Finance Authority Education Rev. (Mountain Island Charter School), 5%, 7/01/2037	45,000	48,742
Wisconsin Public Finance Authority Education Rev. (Mountain Island Charter School), 5%, 7/01/2047	70,000	75,307
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 4.95%, 3/01/2030 (n)	70,000	77,117
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 5.25%, 3/01/2035 (n)	70,000	77,327
Wisconsin Public Finance Authority Educational Facilities Rev. (Community School of Davidson Project), 5%, 10/01/2033 (n)	30,000	34,682
Wisconsin Public Finance Authority Educational Facilities Rev. (Community School of Davidson Project), 5%, 10/01/2048 (n)	160,000	180,890
Wisconsin Public Finance Authority Entrance Fee Principal Redemption Accredited Rev. (Searstone CCRC Project), “B-2”, 2.25%, 6/01/2027 (n)	60,000	60,185
Wisconsin Public Finance Authority Healthcare Facility Rev. (Appalachian Regional Healthcare System Obligated Group), “A”, 4%, 7/01/2051	120,000	137,658
Wisconsin Public Finance Authority Healthcare Facility Rev. (Blue Ridge Healthcare), “A”, 4%, 1/01/2045	35,000	40,089

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Healthcare Facility Rev. (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2025 (n)	$30,000	$ 32,085
Wisconsin Public Finance Authority Healthcare Facility Rev. (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2030 (n)	95,000	102,658
Wisconsin Public Finance Authority Healthcare Facility Rev. (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2038 (n)	80,000	85,561
Wisconsin Public Finance Authority Higher Education Facilities Rev. (Gannon University Project), 5%, 5/01/2047	100,000	115,533
Wisconsin Public Finance Authority Hospital Rev. (WakeMed), “A”, 4%, 10/01/2049	1,285,000	1,446,626
Wisconsin Public Finance Authority Hotel & Conference Center Facilities Rev. (Foundation of the University of North Carolina at Charlotte, Inc.), “A”, 4%, 9/01/2051 (n)	355,000	377,292
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (n)	920,000	983,050
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 6.5%, 12/01/2037 (n)	550,000	594,659
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 7%, 12/01/2050	285,000	312,831
Wisconsin Public Finance Authority Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes), “A”, 4%, 10/01/2051 (w)	65,000	72,600
Wisconsin Public Finance Authority Rev. (McLemore Hotel & Conference Center), “B”, 6.5%, 6/01/2056 (n)	250,000	254,731
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 5.75%, 4/01/2035	190,000	216,266
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary's Woods at Marylhurst Project), “A”, 5.25%, 5/15/2037 (n)	55,000	60,117
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary's Woods at Marylhurst Project), “A”, 5.25%, 5/15/2042 (n)	35,000	38,196
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary's Woods at Marylhurst Project), “A”, 5.25%, 5/15/2047 (n)	185,000	201,892
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary's Woods at Marylhurst Project), “A”, 5.25%, 5/15/2052 (n)	55,000	60,022
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.125%, 11/15/2029 (n)	140,000	150,438

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.5%, 11/15/2034 (n)	$125,000	$ 134,905
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.75%, 11/15/2044 (n)	120,000	129,292
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 6%, 11/15/2049 (n)	155,000	167,861
Wisconsin Public Finance Authority Senior Secured Rev. (McLemore Hotel & Conference Center), “A”, 4.5%, 6/01/2056 (n)	695,000	703,419
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), “A”, AGM, 5%, 7/01/2044	30,000	36,024
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), “A”, AGM, 5%, 7/01/2054	35,000	41,674
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), “A”, AGM, 5%, 7/01/2058	40,000	47,573
Wisconsin Public Finance Authority Student Housing Rev. (University of Hawai'i Foundation Project), “A-1”, 4%, 7/01/2061	225,000	240,514
Wisconsin Public Finance Authority Student Housing Rev. (University of Hawai'i Foundation Project), “B”, 5.25%, 7/01/2061	100,000	103,032
Wisconsin Public Finance Authority Student Housing Rev. (Western Carolina University Project), 5.25%, 7/01/2047	235,000	256,998
		$14,466,360
Total Municipal Bonds (Identified Cost, $247,779,556)		$ 265,354,095
Bonds – 0.1%
Consumer Services – 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, “A”, NPFG, 0%, 2/15/2045 (n)	$25,195	$ 6,600
Toll Road Investors Partnership II LP, Capital Appreciation, “B”, NPFG, 0%, 2/15/2033 (n)	215,000	123,470
Total Bonds (Identified Cost, $132,591)		$ 130,070
Other Municipal Bonds – 0.0%
Multi-Family Housing Revenue – 0.0%
FRETE 2021 – ML12 Trust, “X-US”, FHLMC, 1.219%, 1/25/2041 (i)(n) (Identified Cost, $89,542)	$679,665	$ 89,585

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) - 2.9%
Money Market Funds – 2.9%
MFS Institutional Money Market Portfolio, 0.05% (v) (Identified Cost, $4,955,646)	4,955,674	$ 4,955,674

Other Assets, Less Liabilities - (2.2)%		(3,768,266)

Remarketable Variable Rate MuniFund Term Preferred Shares (RVMTP shares), at liquidation value of $97,500,000 net of unamortized debt issuance costs of $195,033 (issued by the fund) - (57.4)%		(97,304,967)
Net assets applicable to common shares - 100.0%		$169,456,191

(a)	Non-income producing security.
(d)	In default.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $4,955,674 and $265,573,750, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $35,766,694, representing 21.1% of net assets applicable to common shares.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Portfolio of Investments – continued
Restricted Securities	Acquisition Date	Cost	Value
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (CalPlant I Project), 8%, 7/01/2039	6/25/2017	$457,726	$276,000
California Pollution Control Financing Authority, Solid Waste Disposal Subordinate Rev. (CalPlant I Project), 7.5%, 12/01/2039	7/26/2019	551,723	31,500
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 8.125%, 5/15/2044	12/16/2013	610,000	414,800
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 6.5%, 5/15/2049	6/30/2015	100,000	68,000
Total Restricted Securities			$790,300
% of Net assets applicable to common shares			0.5%

The following abbreviations are used in this report and are defined:
AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
BAM	Build America Mutual
CALHF	California Health Facility Construction Loan Insurance Program
COP	Certificate of Participation
ETM	Escrowed to Maturity
FHLMC	Federal Home Loan Mortgage Corp.
GNMA	Government National Mortgage Assn.
NPFG	National Public Finance Guarantee Corp.
VRDN	Variable rate demand note that may be puttable to the issuer at the option of the holder. The stated interest rate, which generally resets either daily or weekly, represents the rate in effect at period end and may not be the current rate.

Financial Statements
Statement of Assets and Liabilities
At 11/30/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $248,001,689)	$265,573,750
Investments in affiliated issuers, at value (identified cost, $4,955,646)	4,955,674
Receivables for
When-issued investments sold	116,001
Investments sold	2,680,000
Interest	3,390,725
Other assets	2,611
Total assets	$276,718,761
Liabilities
Payables for
Distributions on common shares	$10,606
When-issued investments purchased	9,751,336
Interest expense	79,576
Payable to affiliates
Investment adviser	19,724
Administrative services fee	254
Transfer agent and dividend disbursing costs	481
Payable for independent Trustees' compensation	12
Accrued expenses and other liabilities	95,614
RVMTP shares, at liquidation value of $97,500,000 net of unamortized debt issuance costs of $195,033	97,304,967
Total liabilities	$107,262,570
Net assets applicable to common shares	$169,456,191
Net assets consist of
Paid-in capital - common shares	$154,055,491
Total distributable earnings (loss)	15,400,700
Net assets applicable to common shares	$169,456,191
RVMTP shares, at liquidation value of $97,500,000 net of unamortized debt issuance costs of $195,033 (975 shares issued and outstanding at $100,000 per share)	97,304,967
Net assets including preferred shares	$266,761,158
Common shares of beneficial interest issued and outstanding	31,525,773
Net asset value per common share (net assets of $169,456,191 / 31,525,773 shares of beneficial interest outstanding)	$5.38
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 11/30/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$10,408,267
Dividends from affiliated issuers	2,177
Foreign taxes withheld	(1,781)
Total investment income	$10,408,663
Expenses
Management fee	$2,002,586
Transfer agent and dividend disbursing costs	20,861
Administrative services fee	45,316
Independent Trustees' compensation	9,843
Stock exchange fee	30,694
Custodian fee	9,049
Shareholder communications	19,111
Audit and tax fees	87,416
Legal fees	18,470
Interest expense and fees and amortization of RVMTP shares debt issuance costs	1,128,001
Miscellaneous	69,462
Total expenses	$3,440,809
Reduction of expenses by investment adviser	(256,475)
Net expenses	$3,184,334
Net investment income (loss)	$7,224,329
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$598,403
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$4,780,698
Net realized and unrealized gain (loss)	$5,379,101
Change in net assets from operations	$12,603,430
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	11/30/21	11/30/20
Change in net assets
From operations
Net investment income (loss)	$7,224,329	$7,501,443
Net realized gain (loss)	598,403	(2,587,244)
Net unrealized gain (loss)	4,780,698	(4,114,771)
Change in net assets from operations	$12,603,430	$799,428
Distributions to common shareholders	$(7,691,628)	$(7,770,010)
Share transactions applicable to common and preferred shares
Net asset value of shares issued to common shareholders in reinvestment of distributions	$22,936	$13,445
Total change in net assets	$4,934,738	$(6,957,137)
Net assets applicable to common shares
At beginning of period	164,521,453	171,478,590
At end of period	$169,456,191	$164,521,453
See Notes to Financial Statements

Financial Statements
Statement of Cash Flows
Year ended 11/30/21
This statement provides a summary of cash flows from investment activity for the fund.
Cash flows from operating activities:
Change in net assets from operations	$12,603,430
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(39,558,847)
Proceeds from disposition of investment securities	43,104,493
Purchase of short-term investments, net	(3,765,456)
Realized gain/loss on investments	(598,403)
Unrealized appreciation/depreciation on investments	(4,780,698)
Net amortization/accretion of income	636,168
Amortization of RVMTP shares debt issuance costs	24,073
Decrease in interest receivable	226,546
Increase in accrued expenses and other liabilities	5,780
Decrease in receivable from investment adviser	13,014
Increase in other assets	(123)
Decrease in payable for interest expense and fees	(21,227)
Net cash provided by operating activities	$7,888,750
Cash flows from financing activities:
Payment of RVMTP shares debt issuance costs	$(219,106)
Cash receipts from issuance of RVMTP shares, at liquidation value	97,500,000
Cash payments to repurchase Variable Rate Municipal Term Preferred Shares (VMTP shares)	(97,500,000)
Cash distributions paid on common shares	(7,669,644)
Net cash used by financing activities	$(7,888,750)
Cash and restricted cash:
Beginning of period	$—
End of period	$—
Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $22,936.
Cash paid during the year ended November 30, 2021 for interest was $1,125,155.
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Common Shares	Year ended
	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Net asset value, beginning of period	$5.22	$5.44	$5.18	$5.33	$5.20
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.24	$0.26	$0.29(c)	$0.30
Net realized and unrealized gain (loss)	0.17	(0.21)	0.26	(0.15)	0.13
Total from investment operations	$0.40	$0.03	$0.52	$0.14	$0.43
Less distributions declared to common shareholders
From net investment income	$(0.24)	$(0.25)	$(0.26)	$(0.29)	$(0.30)
Net asset value, end of period (x)	$5.38	$5.22	$5.44	$5.18	$5.33
Market value, end of period	$5.04	$4.88	$5.55	$4.67	$5.40
Total return at market value (%)	8.23	(7.51)	24.84	(8.36)	18.92
Total return at net asset value (%) (j)(r)(s)(x)	8.01	0.94	10.32	2.98(c)	8.57
Ratios (%) (to average net assets applicable to common shares) and Supplemental data:
Expenses before expense reductions (f)	2.03	2.52	2.98	2.91(c)	2.56
Expenses after expense reductions (f)	1.88	2.33	2.82	2.76(c)	2.51
Net investment income (loss)	4.26	4.62	4.88	5.49(c)	5.69
Portfolio turnover	17	22	17	16	14
Net assets at end of period (000 omitted)	$169,456	$164,521	$171,479	$163,348	$167,953
Supplemental Ratios (%):
Ratios of expenses to average net assets applicable to common shares after expense reductions and excluding interest expense and fees (f)(l)	1.21	1.23	1.24	1.25(c)	1.34
Ratios of expenses to average net assets applicable to common and preferred shares after expense reductions and excluding interest expense and fees (f)(l)	0.77	0.77	0.78	0.79(c)	0.85

Financial Highlights – continued
	Year ended
	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Senior Securities:
RVMTP shares	975	—	—	—	—
VMTP shares	—	3,900	3,900	3,900	3,900
Asset coverage per preferred share (k)	$273,801	$67,185	$68,969	$66,884	$68,056
Asset coverage per $1 liquidation preference (v)	$2.74	$2.69	$2.76	$2.68	$2.72
Involuntary liquidation preference per preferred share (m)	$100,000	$25,000	$25,000	$25,000	$25,000
Average market value per preferred share (m)(u)	$100,000	$25,000	$25,000	$25,000	$25,000

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)	Calculated by subtracting the fund’s total liabilities (not including liquidation preference of preferred shares) from the fund's total assets and dividing this number by the total number of preferred shares outstanding.
(l)	Interest expense and fees include payments made to the holders of the floating rate certificates, interest expense paid to shareholders of RVMTP and VMTP shares, and amortization of RVMTP and VMTP shares debt issuance costs, as applicable.
(m)	Amount excludes accrued unpaid distributions on preferred shares.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(u)	Average market value represents the approximate fair value of each of the fund’s preferred shares held at period end.
(v)	Calculated by subtracting the fund's total liabilities (not including liquidation preference of preferred shares) from the fund's total assets and dividing by the aggregate liquidation preference of preferred shares outstanding.
(x)	The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS High Income Municipal Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments, which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Municipal instruments may be supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the fund and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of

Notes to Financial Statements  - continued
financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the

Notes to Financial Statements  - continued
significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of November 30, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$265,443,680	$—	$265,443,680
U.S. Corporate Bonds	—	130,070	—	130,070
Mutual Funds	4,955,674	—	—	4,955,674
Total	$4,955,674	$265,573,750	$—	$270,529,424
For further information regarding security characteristics, see the Portfolio of Investments.
Statement of Cash Flows — Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the fund's Statement of Assets and Liabilities includes cash on hand at the fund's custodian bank and does not include any short-term investments. Restricted cash is presented in the fund's Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives and represents cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the normal settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased and When-issued investments sold in the Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. At the time that it enters into a when-issued or delayed delivery transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net

Notes to Financial Statements  - continued
asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, and non-deductible expenses that result from the treatment of preferred shares as equity for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 11/30/21	Year ended 11/30/20
Ordinary income (including any short-term capital gains)	$93,559	$80,832
Tax-exempt income	8,701,345	9,465,247
Total distributions	$8,794,904	$9,546,079
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 11/30/21
Cost of investments	$253,490,032
Gross appreciation	18,931,494
Gross depreciation	(1,892,102)
Net unrealized appreciation (depreciation)	$ 17,039,392
Undistributed ordinary income	431,834
Undistributed tax-exempt income	1,395,275
Capital loss carryforwards	(3,375,619)
Other temporary differences	(90,182)
Total distributable earnings (loss)	$ 15,400,700
As of November 30, 2021, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(2,657,128)
Long-Term	(718,491)
Total	$(3,375,619)
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets (including the value of preferred shares).
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest expense on RVMTP shares, taxes, extraordinary expenses, brokerage and transaction costs, other interest expense, and investment-related expenses, such that total fund operating expenses do not exceed

Notes to Financial Statements  - continued
0.77% annually of the fund’s average daily net assets (including the value of preferred shares). This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2022. For the year ended November 30, 2021, this reduction amounted to $256,475, which is included in the reduction of total expenses in the Statement of Operations.
Transfer Agent — The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund's common shares. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended November 30, 2021, these fees paid to MFSC amounted to $5,792.
Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets (including the value of preferred shares). The administrative services fee incurred for the year ended November 30, 2021 was equivalent to an annual effective rate of 0.0170% of the fund’s average daily net assets (including the value of preferred shares).
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4) Portfolio Securities
For the year ended November 30, 2021, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$89,464	$—
Non-U.S. Government securities	48,251,017	44,470,580

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The fund reserves the right to repurchase shares of beneficial interest of the fund subject to Trustee approval. During the years ended November 30, 2021 and November 30, 2020, the fund did not repurchase any shares. Transactions in fund shares were as follows:
	Year ended 11/30/21		Year ended 11/30/20
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions	4,224	$22,936	2,467	$13,445
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended November 30, 2021, the fund’s commitment fee and interest expense were $635 and $0, respectively, and are included in “Interest expense and fees and amortization of RVMTP shares debt issuance costs” in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,190,218	$41,679,911	$37,914,455	$—	$—	$4,955,674

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$2,177	$—

Notes to Financial Statements  - continued
(8) Preferred Shares
The fund issued a new series of Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTP shares”) in a private placement offering on July 20, 2021. The proceeds from the RVMTP shares were used to fund the redemption of all the fund's 3,900 VMTP shares. Effective July 20, 2021, the fund has 975 shares issued and outstanding of RVMTP shares. The outstanding RVMTP shares are redeemable at the option of the fund in whole or in part at the liquidation preference of $100,000 per share, plus accumulated and unpaid dividends, but generally solely for the purpose of decreasing the leverage of the fund. The RVMTP shares have a stated maturity date of 2051 but are subject to a mandatory early term redemption date at each 42 month anniversary from the original date of issue of the RVMTP shares, unless the holder(s) of the RVMTP shares agrees to retain the RVMTP shares. Otherwise, the RVMTP shares are subject to mandatory tender for remarketing to another purchaser. In the event the remarketing is unsuccessful, the RVMTP shares would be subject to redemption at the liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. There is no assurance that the term of the RVMTP shares will be extended or that the RVMTP shares will be replaced with any other preferred shares or other form of leverage upon the redemption of the RVMTP shares. Dividends on the RVMTP shares are (and, in the case of the former VMTP shares were) cumulative and reset weekly to a fixed spread against the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index. During the year ended November 30, 2021, the dividend rates on the RVMTP shares and the former VMTP shares ranged from 0.97% to 1.26%. For the year ended November 30, 2021, the average dividend rate was 1.12%.
In the fund’s Statement of Assets and Liabilities, the RVMTP shares aggregate liquidation preference is shown as a liability since they have a stated mandatory redemption date. Dividends paid on the RVMTP shares and the former VMTP shares are treated as interest expense and recorded as incurred. For the year ended November 30, 2021, interest expense related to the dividends paid on both RVMTP and former VMTP shares amounted to $1,103,276 and is included in “Interest expense and fees and amortization of RVMTP shares debt issuance costs” in the Statement of Operations. Costs directly related to the issuance of the RVMTP shares are considered debt issuance costs. Debt issuance costs are presented as a direct deduction from the carrying amount of the related debt liability and are amortized into interest expense over the life of the RVMTP shares. The period-end carrying value for the RVMTP shares in the fund’s Statement of Assets and Liabilities is its liquidation value less any unamortized debt issuance costs, which approximates its fair value. Its fair value would be considered level 2 under the fair value hierarchy.
Under the terms of a purchase agreement between the fund and the investor in the RVMTP shares, the fund is subject to various investment restrictions. These investment-related requirements are in various respects more restrictive than those to which the fund is otherwise subject in accordance with its investment objectives and policies. In addition, the fund is subject to certain restrictions on its investments imposed by guidelines of the rating agency that rates the RVMTP shares, which guidelines may be changed by the applicable rating agency, in its sole discretion, from time to time. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the fund by the Investment Company Act of 1940 (the “1940 Act”).

Notes to Financial Statements  - continued
The fund is required to maintain certain asset coverage with respect to the RVMTP shares as defined in the fund’s governing documents and the 1940 Act. One of a number of asset coverage-related requirements is that the fund is not permitted to declare or pay common share dividends unless immediately thereafter the fund has a minimum asset coverage ratio of 200% with respect to the RVMTP shares after deducting the amount of such common share dividends.
The 1940 Act requires that the preferred shareholders of the fund, voting as a separate class, have the right to elect at least two trustees at all times, and elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years. Unless otherwise required by law or under the terms of the preferred shares, each preferred share is entitled to one vote and preferred shareholders will vote together with common shareholders as a single class.
Leverage involves risks and special considerations for the fund’s common shareholders. To the extent that investments are purchased by the fund with proceeds from the issuance of preferred shares, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. Changes in the value of the fund’s portfolio will be borne entirely by the common shareholders. It is possible that the fund will be required to sell assets at a time when it may be disadvantageous to do so in order to redeem preferred shares to comply with asset coverage or other restrictions including those imposed by the 1940 Act and the rating agency that rates the preferred shares. There is no assurance that the fund’s leveraging strategy will be successful.
(9) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(10) LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the

Notes to Financial Statements  - continued
relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of MFS High Income Municipal Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS High Income Municipal Trust (the “Fund”), including the portfolio of investments, as of November 30, 2021, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
January 14, 2022

Results of Shareholder Meeting (unaudited)
At the annual meeting of shareholders of MFS High Income Municipal Trust, which was held on October 7, 2021, the following actions were taken:
Item 1: To elect the following individuals as Trustees, elected by the holders of common and preferred shares together:
	Number of Shares
Nominee	For	Withheld Authority
John A. Caroselli	24,298,489.461	587,016.634
James W. Kilman, Jr.	24,473,393.461	412,112.634
Clarence Otis, Jr.	24,276,123.461	609,382.634
Item 2: To elect the following individuals as Trustees, elected by the holders of preferred shares only:
	Number of Shares
Nominee	For	Withheld Authority
John P. Kavanaugh	975	0
Laurie J. Thomsen	975	0

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of January 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	2023	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	2022	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	2023	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	2024	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	2022	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	2023	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	2024	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019-May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	2024	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	2022	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	2022	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	N/A	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	N/A	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	N/A	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	N/A	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	N/A	135	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	N/A	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	N/A	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	N/A	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	N/A	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	N/A	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	N/A	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	N/A	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	N/A	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers - continued
The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. Two Trustees (Mr. Kavanaugh and Ms. Thomsen), each holding a term of one year, are elected annually by holders of the Trust's preferred shares. The remaining Trustees are currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal. Mr. Roberge was appointed as a Trustee effective January 1, 2021. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Portfolio Manager(s)	Independent Registered Public Accounting Firm
Jason Kosty Gary Lasman Geoffrey Schechter	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Board Review of Investment Advisory Agreement
MFS High Income Municipal Trust
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2020 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and

Board Review of Investment Advisory Agreement - continued
portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 7th out of a total of 15 funds in the Broadridge performance universe for this five-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 14th out of a total of 16 funds for the one-year period and 12th out of a total of 15 funds for the three-year period ended December 31, 2020. Given the size of the Broadridge performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Broadridge performance universe, the Trustees also reviewed the Fund’s performance in comparison to the Bloomberg Barclays Municipal Bond Index. The Fund outperformed its benchmark for each of the three- and five-year periods ended December 31, 2020 and underperformed its benchmark for the one-year period ended December 31, 2020 (one-year: 2.5% total return for the Fund versus 5.2% total return for the benchmark; three-year: 4.9% total return for the Fund versus 4.6% total return for the benchmark; five-year: 5.1% total return for the Fund versus 3.9% total return for the benchmark). Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of

Board Review of Investment Advisory Agreement - continued
the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets (including the value of preferred shares) and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.
The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through a material increase in the market value of the Fund’s portfolio securities.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees

Board Review of Investment Advisory Agreement - continued
also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/closedendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/closedendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Additional information about the fund (e.g., performance, dividends and the fund’s price history)  is also available at mfs.com/closedendfunds by choosing the fund's name, if any.
INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS
The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.

Federal Tax Information (unaudited) - continued
Of the dividends paid from net investment income during the fiscal year, 98.94% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US
TRANSFER AGENT, REGISTRAR, AND
DIVIDEND DISBURSING AGENT
CALL
1-800-637-2304
9 a.m. to 5 p.m. Eastern time
WRITE
Computershare Trust Company, N.A.
P.O. Box 505005
Louisville, KY 40233-5005
New York Stock Exchange Symbol: CXE

Item 1(b):

A copy of the notice transmitted to the Registrant’s shareholders in reliance on Rule 30e-3 of the Investment Company Act of 1940, as amended that contains disclosure specified by paragraph (c)(3) of Rule 30e-3 is attached hereto as EX-99.30e-3Notice.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2021 and 2020, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2021	2020
Fees billed by E&Y:
MFS High Income Municipal Trust	62,837	61,981

For the fiscal years ended November 30, 2021 and 2020, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by E&Y:
To MFS High Income Municipal Trust	12,246	12,077	10,892	10,742	1,005	1,509

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS High Income Municipal Trust*	1,275,054	2,321,898	0	0	110,620	104,750

	Aggregate Fees for Non-audit Services
	2021	2020
Fees Billed by E&Y:
To MFS High Income Municipal Trust, MFS and MFS Related Entities#	1,576,516	2,711,706

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Steven E. Buller, James Kilman and Clarence Otis, Jr. and Ms. Maryanne L. Roepke.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A copy of the proxy voting policies and procedures are attached hereto as EX-99.PROXYPOL.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the MFS High Income Municipal Trust (the “Fund”) is set forth below. Each portfolio manager is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Jason Kosty	Portfolio Manager	2021	Investment Officer of MFS; employed in the investment area of MFS since 2003.
Gary Lasman	Portfolio Manager	2007	Investment Officer of MFS; employed in the investment area of MFS since 2002.
Geoffrey Schechter	Portfolio Manager	2007	Investment Officer of MFS; employed in the investment area of MFS since 1993.

Compensation

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2020, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices

(“benchmarks”). As of December 31, 2020, the following benchmarks were used to measure the following portfolio manager’s performance for the Fund:

Fund	Portfolio Manager	Benchmark(s)
MFS High Income Municipal Trust	Jason Kosty	Bloomberg Municipal Bond Index
	Gary Lasman	Bloomberg Municipal Bond Index
	Geoffrey Schechter	Bloomberg Municipal Bond Index

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended November 30, 2021. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Jason Kosty	N
Gary Lasman	N
Geoffrey Schechter	N

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or sub-advised by MFS or an affiliate. The number and assets of these accounts were as follows as of the Fund’s fiscal year ended November 30, 2021:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jason Kosty	7	$18.0 billion	1	$156.2 million	1	$267.3 million
Gary Lasman	4	$7.9 billion	0	N/A	0	N/A
Geoffrey Schechter	15	$28.4 billion	4	$886.5 million	1	$267.3 million

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including accounts in which MFS or an affiliate has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS or an affiliate has an interest) with similar investment objectives. MFS’ trade allocation policies could have a detrimental effect on the Fund if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its officers and/or employees, and/or its affiliates own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS High Income Municipal Trust

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
12/01/20-12/31/20	0	N/A	0	3,152,154
1/01/21-1/31/21	0	N/A	0	3,152,154
2/01/21-2/28/21	0	N/A	0	3,152,154
3/01/21-3/31/21	0	N/A	0	3,152,154
4/01/21-4/30/21	0	N/A	0	3,152,154
5/01/21-5/31/21	0	N/A	0	3,152,154
6/01/21-6/30/21	0	N/A	0	3,152,154
7/01/21-7/31/21	0	N/A	0	3,152,154
8/01/21-8/31/21	0	N/A	0	3,152,154
9/01/21-9/30/21	0	N/A	0	3,152,154
10/1/21-10/31/21	0	N/A	0	3,152,577
11/1/21-11/30/21	0	N/A	0	3,152,577

Total	0		0

Note: The Board approved procedures to repurchase shares and reviews the results periodically. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on October 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (October 1 through the following September 30) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (October 1). The aggregate number of shares available for purchase for the October 1, 2021 plan year is 3,152,577.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

During the fiscal year ended November 30, 2021, there were no fees or income related to securities lending activities of the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

(c)	Registrant’s Rule 30e-3 Notice pursuant to Item 1(b) of Form N-CSR. Attached hereto as EX-99.30e-3Notice.

(d)	Proxy Voting Policies and Procedures pursuant to Item 7 of Form N-CSR. Attached hereto as EX-99.PROXYPOL.

Notice

A copy of the Agreement and Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: MFS HIGH INCOME MUNICIPAL TRUST

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: January 14, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: January 14, 2022

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 14, 2022

*	Print name and title of each signing officer under his or her signature.